                                             File No. 33-10145

            As filed with the Securities and Exchange Commission
                          on February 14, 1997

                  SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, DC 20549

                               FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                    [   ]

      Post-Effective Amendment No. 13                                      [ X ]

REGISTRATION STATEMENT UNDER THE INVESTMENT
      COMPANY ACT OF 1940                                                  [   ]

      Amendment No. 13                                                     [ X ]

                     (Check appropriate box or boxes.)

                     GENERAL AMERICAN CAPITAL COMPANY
            (Exact Name of Registrant as Specified in Charter)
                           700 Market Street
                          St. Louis, MO 63101
               (Address of Principal Executive Offices)

                    Registrant's Telephone Number,
                  including Area Code: (314) 444-0499

                        Christopher A. Martin
                General American Life Insurance Company
                         700 Market Street
                        St. Louis, MO  63101
               (Name and Address of Agent for Service)

            Approximate Date of Proposed Public Offering:
                            April 30, 1997

It is proposed that this filing will become effective (check appropriate box)

[    ]     immediately upon filing pursuant to paragraph (b)
[    ]     on () pursuant to paragraph (b)
[    ]     60 days after filing pursuant to paragraph (a)(1)

[    ]     on (     ) pursuant to paragraph (a)(1)
[ X  ]     75 days after filing pursuant to paragraph (a)(2)
[    ]     on (     ) pursuant to paragraph (a)(2) of Rule 485.




Pursuant to Rule 24f-2 under the Investment Company Act of 1940, the Registrant has registered an indefinite number of shares of capital stock under the Securities Act of 1933. The Registrant will file the Rule 24f-2 Notice for the fiscal year ended December 31, 1996 on or about February 27, 1997.


               Please send copies of all correspondence to:

                       Stephen R. Roth, Esquire
                     Sutherland, Asbill & Brennan
                    1275 Pennsylvania Avenue, N.W.
                      Washington, DC  20004-2404

                   GENERAL AMERICAN CAPITAL COMPANY
                  Registration Statement on Form N-1A
                       CROSS REFERENCE SHEET
N-1A ITEM NO.                                               LOCATION

PART A      INFORMATION REQUIRED IN A PROSPECTUS
Item 1      Cover Page                                        Cover Page
Item 2      Synopsis                                          Table of Fees
                                                              and Expenses
Item 3      Condensed Financial Information                   Condensed
                                                              Financial
                                                              Information
Item 4      General Description of Registrant                 Investment
                                                              Funds;
                                                              Investment
                                                              Objectives and
                                                              Policies
Item 5      Management of the Fund                            Management of
                                                              the Company
Item 6      Capital Stock and Other Securities                Capital Stock
Item 7      Purchase of Securities Being Offered              Offering and
                                                              Redemption of
                                                              Shares
Item 8      Redemption or Repurchase                          Offering and
                                                              Redemption of
                                                              Shares
Item 9      Pending Legal Proceedings                         Pending Legal
                                                              Proceedings

PART B      INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL
            INFORMATION

Item 10     Cover Page                                        Cover Page
Item 11     Table of Contents                                 Table of
                                                              Contents
Item 12     General Information and History                   Business
                                                              History
Item 13     Investment Objectives and Policies                Investment
                                                              Restrictions:
                                                              Description of
                                                              Certain
                                                              Investments

                                    i

Item 14     Management of the Fund                            Investment
                                                              Advisory and
                                                              Other Services;
                                                              Management of
                                                              the Company
Item 15     Control Persons and Principal
            Holders of Securities                             Capital Stock;
                                                              Fund Ownership;
                                                              Persons
                                                              Controlled by
                                                              or Under
                                                              Common
                                                              Control with
                                                              Registrant
Item 16     Investment Advisory and Other
            Services                                          Investment
                                                              Advisory and
                                                              Other Services
Item 17     Brokerage Allocation                              Portfolio
                                                              Transactions
                                                              and Brokerage
                                                              Allocations
Item 18     Capital Stock and Other Securities                Capital Stock
Item 19     Purchase, Redemption, and Pricing
            of Securities Being Offered                       Offering and
                                                              Redemption of
                                                              Shares;
                                                              Determination
                                                              of Net Asset
                                                              Value
Item 20     Tax Status                                        Taxes
Item 21     Underwriters                                      Offering and
                                                              Redemption of
                                                              Shares
Item 22     Calculation of Performance Data                   Money Market
                                                              Yield
                                                              Information
Item 23     Financial Statements                              Not Applicable


PART C      OTHER INFORMATION

An index to Part C is set forth on page C-1 of this Registration Statement.

                        GENERAL AMERICAN CAPITAL COMPANY

                              Prospectus Version A

                        GENERAL AMERICAN CAPITAL COMPANY
                     700 MARKET STREET, ST. LOUIS, MO 63101
                                 (314) 231-1700

      General American Capital Company ("Capital Company") is an open-end diversified management investment company which was incorporated in Maryland on November 15, 1985, and commenced operations on October 1, 1987. Capital Company offers variable life and variable annuity purchasers eight separate Funds which operate as distinct investment vehicles. The names and investment objectives of the Funds are as follows:

            S&P 500 INDEX FUND (formerly known as the Equity Index Fund):
      The investment objective of this Fund is to provide investment results that parallel the price and yield performance of publicly traded common stocks in the aggregate. The Fund uses the Standard & Poor's 500 Stock Index<F*> as its standard for performance comparison. The Fund attempts to duplicate the performance of the Index and includes dividend income as the other component of the Fund's total return.

            MONEY MARKET FUND: The investment objective of this Fund is the highest level of current income which is consistent with the preservation of capital and maintenance of liquidity. This fund invests primarily in high-quality, short-term money market instruments. AN INVESTMENT IN THE MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT.

            BOND INDEX FUND: The investment objective of this Fund is to provide a rate of return that reflects the performance of the publicly-traded bond market as a whole. The Fund uses the Lehman Brothers Government/Corporate Bond Index as its standard for performance comparison.

            MANAGED EQUITY FUND: The investment objective of this Fund is long-term growth of capital, obtained by investing primarily in common stocks. Securing moderate current income is a secondary objective.

            ASSET ALLOCATION FUND: The investment objective of this Fund is a high rate of long-term total return composed of capital growth and income payments. Preservation of capital is the secondary objective and chief limit on investment risk. The Fund will invest only in those types of securities that the other Funds may invest in. The Asset Allocation Fund invests in a combination of common stocks, bonds, or money market instruments, in accordance with guidelines established from time to time by Capital Company's Board of Directors.

            INTERNATIONAL INDEX FUND (formerly known as the International Equity Fund): The investment objective of this Fund is to seek to obtain investment results that parallel the price and yield performance of publicly-traded common stocks in the Morgan Stanley Capital International Europe, Australia, and Far East (EAFE) Index.

            MID-CAP EQUITY FUND (formerly known as the Special Equity
      Fund): The investment objective of this Fund is to seek sustained growth of capital by investing primarily in common stocks of United States-based publicly traded companies with medium market capitalizations. "Medium market capitalization companies" are those whose market capitalization falls within the range of the S&P MidCap 400 at the time of the Fund's investment.

            SMALL-CAP EQUITY FUND: The investment objective of this Fund is to provide a rate of return that corresponds to the performance of the common stock of small companies, while incurring a level of risk that is generally equal to the risks associated with small company common stock. The Fund attempts to duplicate the performance of the smallest 20% of companies, based on capitalization size, that are based in the United States and listed on the New York Stock Exchange.

      There can be no assurance that the investment objectives of these Funds will be achieved.

      This Prospectus sets forth basic information about Capital Company and its Funds, and information that a prospective investor ought to know before investing.

      A Statement of Additional Information for Capital Company has been filed with the Securities and Exchange Commission and is incorporated herein by reference. This Statement is available upon request and without charge from Capital Company at the address or telephone number above. Other inquiries about Capital Company should be directed to the company at the same address or telephone number.

      This Prospectus should be read and retained for future reference.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
     EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL
                                    OFFENSE.

                 The Date of this Prospectus is April 30, 1997.

     The Date of the Statement of Additional Information is April 30, 1997.

[FN]
---------------------
    <F*> "Standard & Poor's" and "Standard & Poor's 500" are trademarks of the Standard & Poor's Corporation and have been licensed for use by General American Capital Company. The S&P 500 Index Fund is not sponsored, sold, or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

                         TABLE OF CONTENTS
                                                           PAGE
                                                           ----
   Table of Fees and Expenses                                 4

   Financial Highlights                                       6

   Investment Funds                                          12

   Investment Objectives And Policies                        12

       The S&P 500 Index Fund
            Investment Objective                             13
            Investment Policies                              13
            Risk Factors                                     13

       The Money Market Fund
            Investment Objective                             14
            Investment Policies                              14
            Risk Factors                                     14

       The Bond Index Fund
            Investment Objective                             15
            Investment Policies                              15
            Risk Factors                                     15

       The Managed Equity Fund
            Investment Objective                             15
            Investment Policies                              15
            Risk Factors                                     16

       The Asset Allocation Fund
            Investment Objective                             16
            Investment Policies                              16
            Risk Factors                                     16

       The International Index Fund
            Investment Objective                             16
            Investment Policies                              16
            Risk Factors                                     17

       The Mid-Cap Equity Fund
            Investment Objective                             17
            Investment Policies                              17
            Risk Factors                                     18

       The Small-Cap Equity Fund
            Investment Objective                             18
            Investment Policies                              18
            Risk Factors                                     18

   Investment Restrictions                                   18
   Portfolio Turnover                                        19
   Management of the Company                                 19
   Capital Stock                                             21
   Taxes and Dividends                                       21
   Offering and Redemption of Shares                         22
   Pending Legal Proceedings                                 22
   Contract Owner and Policyholder Inquiries                 22
   Appendix                                                 A-1

                           TABLE OF FEES AND EXPENSES

SHAREHOLDER TRANSACTION EXPENSES

      General American Capital Company makes no charge at the time of sale, when dividends are reinvested, or upon a redemption or exchange, whether partial or whole.

ANNUAL FUND OPERATING EXPENSES  (as a percentage of average net assets)

      Investment Advisory Fees
            S&P 500 Index Fund                               .25 %
            Money Market Fund                                .125%
            Bond Index Fund                                  .25 %
            Managed Equity Fund                              .40 %<F*>
            Asset Allocation Fund                            .50 %
            International Index Fund                         .50 %<F*>
            Mid-Cap Equity Fund                              .55 %<F*>
            Small-Cap Equity Fund                            .25 %

      Administration Fees
            S&P 500 Index Fund                               .05 %
            Money Market Fund                                .08 %
            Bond Index Fund                                  .05 %
            Managed Equity Fund                              .10 %
            Asset Allocation Fund                            .10 %
            International Index Fund                         .30 %
            Mid-Cap Equity Fund                              .10 %
            Small-Cap Equity Fund                            .05 %

      Total Fund Operating Expenses
            S&P 500 Index Fund                               .30 %
            Money Market Fund                                .205%
            Bond Index Fund                                  .30 %
            Managed Equity Fund                              .50 %
            Asset Allocation Fund                            .60 %
            International Index Fund                         .80 %
            Mid-Cap Equity Fund                              .65 %
            Small-Cap Equity Fund                            .30 %

----------------
    <F*>Investment Advisory Fees applicable to the Managed Equity Fund, the
International Index Fund, and the Mid-Cap Equity Fund decline ratably on the average daily net assets in excess of $10 million (see page 20). The investment advisory fees for the International Index Fund and the Managed Equity Fund have been restated to reflect a reduction in the advisory fees effective January 1, 1997 and April 30, 1997, respectively.

      Money enters the Funds through separate accounts (see page 12) which may levy additional fee. The insurance or annuity contract giving access to the separate account, together with a separate account Prospectus if there is one, should be consulted for information on such fees.

EXAMPLE

      You would pay the following cumulative expenses on a $1,000 investment, assuming: (1) a 5% annual return, and (2) redemption at the end of each time period.

                                                 1 Year                 3 Years                 5 Years                 10 Years
                                                 ------                 -------                 -------                 -------
      S&P 500 Index Fund                          $3.08                  $ 9.66                  $16.89                  $38.13
      Money Market Fund                           $2.10                  $ 6.61                  $11.56                  $26.17
      Bond Index Fund                             $3.08                  $ 9.66                  $16.89                  $38.13
      Managed Equity Fund                         $5.13                  $16.08                  $28.03                  $62.94
      Asset Allocation Fund                       $6.15                  $19.27                  $33.57                  $75.17
      International Index Fund                    $8.20                  $25.64                  $44.57                  $99.28
      Mid-Cap Equity Fund                         $6.66                  $20.87                  $36.33                  $81.24
      Small-Cap Equity Fund                       $3.08                  $ 9.66                  $16.89                  $38.13

      Because there is no redemption fee, you would pay the same amounts if you did not redeem at the end of the time period specified.


      The purpose of the foregoing tables and example is to assist in understanding the various costs and expenses that an investor will bear directly or indirectly. This example should not be considered a representation of past or future expenses. Actual expenses may differ from those in the example.

                                           GENERAL AMERICAN CAPITAL COMPANY
                                                FINANCIAL HIGHLIGHTS
                                                                 S & P 500 INDEX FUND<F*>
                                --------------------------------------------------------------------------------------------------
                                                                                                                          Three
                                  Year      Year      Year      Year      Year      Year      Year      Year     Year     months
                                 ended     ended     ended     ended     ended     ended     ended     ended    ended     ended
                                December  December  December  December  December  December  December  December December  December
                                   31        31        31        31        31        31        31        31       31        31
                                --------  --------  --------  --------  --------  --------  --------  -------- --------  --------
                                  1996      1995      1994      1993      1992      1991      1990      1989     1988      1987
                                --------  --------  --------  --------  --------  --------  --------  -------- --------  --------
Net asset value,
 beginning of year<F1>         $  24.14   $  17.64  $  17.44  $  15.88  $  14.78  $  11.35  $  11.80  $  9.09  $  7.80    $ 10.00
                               --------   --------  --------  --------  --------  --------  --------  -------  -------    -------
Income from operations:
Net investment income              0.53       0.46      0.44      0.41      0.39      0.38      0.38     0.37     0.36       0.06
Net realized and
 unrealized gain (loss)
 on investments                    5.00       6.04     (0.24)     1.15      0.71      3.05     (0.83)    2.34     0.93      (2.26)
                               --------   --------  --------  --------  --------  --------  --------  -------  -------    -------
Net increase (decrease) in
 asset value per share             5.53       6.50      0.20      1.56      1.10      3.43     (0.45)    2.71     1.29      (2.20)
                               --------   --------  --------  --------  --------  --------  --------  -------  -------    -------
Net asset value,
 end of year                   $  29.67   $  24.14  $  17.64  $  17.44  $  15.88  $  14.78  $  11.35  $ 11.80  $  9.09    $  7.80
                               ========   ========  ========  ========  ========  ========  ========  =======  =======    =======

Total return<F2>                  22.89%     36.85%     1.15%     9.83%     7.45%    30.21%    -3.82%   29.76%   16.65%    -22.05%

Net assets, end of year
 (in thousands)                $340,201   $247,313  $169,303  $161,761  $123,458  $102,076  $ 72,665  $65,211  $28,917    $23,060
Ratio of expenses to average
 net assets<F3>                    0.30%      0.30%     0.30%     0.30%     0.30%     0.30%     0.30%    0.32%    0.30%      0.29%
Ratio of net investment
 income to average
 net assets<F3>                    1.97%      2.19%     2.50%     2.47%     2.67%     2.89%     3.35%    3.57%    4.15%      3.40%
Portfolio turnover rate            8.93%      4.75%     7.38%     2.56%     4.38%     3.92%     4.39%   20.56%    8.41%      2.63%
Average commission rate<F4>    $   0.04         --        --        --        --        --        --       --       --         --



Notes:
<F1> Components are computed and accumulated on a daily basis.
<F2> Total return is not annualized for the three months ended December 31,
1987. The total return information shown in this table does not reflect expenses that apply to the separate accounts investing in the Fund or to the insurance or variable annuity contracts. Inclusion of these charges would reduce the total return figures for all periods shown.
<F3> Computed on an annualized basis.
<F4> Computed only for funds that invest greater than 10 percent of the value of average net assets in equity securities. Computation represents total commissions paid divided by the sum of shares purchased and sold for which commissions were charged.

<F*>This Fund formerly known as the Equity Index Fund.

The information in this table has been audited by KPMG Peat Marwick LLP, independent auditors. The independent auditors' report and additional information about the performance of the Fund are contained in the General American Capital Company Annual Report dated December 31, 1996. The annual report is not included with this prospectus but may be obtained without charge.

                                           GENERAL AMERICAN CAPITAL COMPANY
                                                FINANCIAL HIGHLIGHTS
                                                                    MONEY MARKET FUND
                            --------------------------------------------------------------------------------------------------
                                                                                                                       Three
                              Year      Year      Year      Year      Year      Year      Year      Year      Year     months
                              ended     ended     ended     ended     ended     ended     ended     ended     ended    ended
                            December  December  December  December  December  December  December  December  December  December
                               31        31        31        31        31        31        31        31        31        31
                            --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
                              1996      1995      1994      1993      1992      1991      1990      1989      1988      1987
                            --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Net asset value,
  beginning of year<F1>     $  16.34   $ 15.42   $ 14.80   $ 14.36   $ 13.85   $ 13.04   $ 12.03   $ 10.98  $ 10.18    $ 10.00
Income from operations:
Net investment income           0.90      0.92      0.62      0.44      0.51      0.81      1.01      1.05     0.80       0.18
                            --------   -------   -------   -------   -------   -------   -------   -------  -------    -------
Net asset value,
  end of year               $  17.24   $ 16.34   $ 15.42   $ 14.80   $ 14.36   $ 13.85   $ 13.04   $ 12.03  $ 10.98    $ 10.18
                            ========   =======   =======   =======   =======   =======   =======   =======  =======    =======

Total return<F2>                5.51%     5.96%     4.21%     3.07%     3.71%     6.19%     8.43%     9.56%    7.76%      1.86%

Net assets, end of year
  (in thousands)            $101,426   $70,574   $93,339   $84,430   $84,880   $84,090   $85,901   $53,648  $52,323    $56,442
Ratio of expenses to
  average net assets<F3>        0.21%     0.21%     0.21%     0.21%     0.21%     0.21%     0.21%     0.21%    0.21%      0.21%
Ratio of net investment
  income to average
  net assets<F3>                5.37%     5.78%     4.17%     3.06%     3.68%     6.10%     8.17%     9.26%    7.46%      7.31%
Portfolio turnover rate         <F4>      <F4>      <F4>      <F4>      <F4>      <F4>      <F4>      <F4>     <F4>       <F4>

Notes:
<F1> Components are computed and accumulated on a daily basis.
<F2> Total return is not annualized for the three months ended December 31,
1987. The total return information shown in this table does not reflect expenses that apply to the separate accounts investing in the Fund or to the insurance or variable annuity contracts. Inclusion of these charges would reduce the total return figures for all periods shown.
<F3> Computed on an annualized basis.
<F4> A portfolio turnover rate is not calculated for securities on which the maturity or expiration dates at the time of acquisition were one year or less.

The information in this table has been audited by KPMG Peat Marwick LLP, independent auditors. The independent auditors' report and additional information about the performance of the Fund are contained in the General American Capital Company Annual Report dated December 31, 1996. The annual report is not included with this prospectus but may be obtained without charge.

                                           GENERAL AMERICAN CAPITAL COMPANY
                                                FINANCIAL HIGHLIGHTS
                                                                    BOND INDEX FUND<F1>
                            --------------------------------------------------------------------------------------------------
                                                                                                                       Three
                              Year      Year      Year      Year      Year      Year      Year      Year      Year     months
                             ended     ended     ended     ended     ended     ended     ended     ended     ended     ended
                            December  December  December  December  December  December  December  December  December  December
                               31        31        31        31        31        31        31        31        31        31
                            --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
                              1996      1995      1994      1993      1992      1991      1990      1989      1988      1987
                            --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Net asset value,
  beginning of year<F2>     $ 20.59    $ 17.30   $ 18.03   $ 16.33   $ 15.32   $ 13.44   $ 12.32   $11.17   $ 10.46    $ 10.00
                            -------    -------   -------   -------   -------   -------   -------   ------   -------    -------
Income from operations:
Net investment income          1.29       1.25      1.06      1.07      1.09      1.08      1.03     0.98      0.90       0.22
Net realized and
  unrealized gain (loss)
  on investments              (0.67)      2.04     (1.79)     0.63     (0.08)     0.80      0.09     0.17     (0.19)      0.24
                            -------    -------   -------   -------   -------   -------   -------   ------   -------    -------
Net increase (decrease) in
  asset value per share        0.62       3.29     (0.73)     1.70      1.01      1.88      1.12     1.15      0.71       0.46
                            -------    -------   -------   -------   -------   -------   -------   ------   -------    -------
Net asset value,
  end of year               $ 21.21    $ 20.59   $ 17.30   $ 18.03   $ 16.33   $ 15.32   $ 13.44   $12.32   $ 11.17    $ 10.46
                            =======    =======   =======   =======   =======   =======   =======   ======   =======    =======

Total return<F3>               3.02%     19.02%    -4.04%    10.39%     6.57%    14.00%     9.09%   10.32%     6.78%      4.60%

Net assets, end of
  year (in thousands)       $38,015    $39,316   $26,458   $47,636   $20,217   $14,438   $11,137   $9,545   $ 6,571    $ 7,179
Ratio of expenses to
  average net assets<F4>       0.30%      0.30%     0.30%     0.30%     0.39%     0.42%     0.42%    0.43%     0.43%      0.43%
Ratio of net investment
  income to average
  net assets<F4>               6.26%      6.43%     6.19%     6.11%     6.89%     7.63%     8.12%    8.24%     8.25%      9.11%
Portfolio turnover rate       44.28%     35.35%    46.42%     8.80%    43.50%     2.23%    18.88%   28.57%    71.30%     11.44%

Notes:
<F1> Name and investment objective changed from Intermediate Bond Fund on
October 1, 1992.  The investment advisor charges changed from .375 percent to
 .250 percent of the average daily value of the net assets on October 1, 1992. The objective of the Bond Index Fund is to provide a rate of return that reflects the performance of the publicly traded bond market as a whole.
<F2> Components are computed and accumulated on a daily basis.
<F3> Total return is not annualized for the three months ended December 31,
1987. The total return information shown in this table does not reflect expenses that apply to the separate accounts investing in the Fund or to the insurance or variable annuity contracts. Inclusion of these charges would reduce the total return figures for all periods shown.
<F4> Computed on an annualized basis.

The information in this table has been audited by KPMG Peat Marwick LLP, independent auditors. The independent auditors' report and additional information about the performance of the Fund are contained in the General American Capital Company Annual Report dated December 31, 1996. The annual report is not included with this prospectus but may be obtained without charge.

                                           GENERAL AMERICAN CAPITAL COMPANY
                                                FINANCIAL HIGHLIGHTS
                                                                    MANAGED EQUITY FUND
                            --------------------------------------------------------------------------------------------------
                                                                                                                       Three
                              Year      Year      Year      Year      Year      Year      Year      Year      Year     months
                             ended     ended     ended     ended     ended     ended     ended     ended     ended     ended
                            December  December  December  December  December  December  December  December  December  December
                               31        31        31        31        31        31        31        31        31        31
                            --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
                              1996      1995      1994      1993      1992      1991      1990      1989      1988      1987
                            --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Net asset value,
  beginning of year<F1>     $ 20.93    $ 15.69   $ 16.27   $ 14.95   $ 14.02   $ 11.10   $ 11.45   $  8.73  $  7.82    $ 10.00
                            -------    -------   -------   -------   -------   -------   -------   -------  -------    -------
Income from operations:
Net investment income          0.68       0.58      0.43      0.32      0.35      0.38      0.38      0.26     0.28       0.06
Net realized and
  unrealized gain (loss)
  on investments               3.70       4.66     (1.01)     1.00      0.58      2.54     (0.73)     2.46     0.63      (2.24)
                            -------    -------   -------   -------   -------   -------   -------   -------  -------    -------
Net increase (decrease)
  in asset value per share     4.38       5.24     (0.58)     1.32      0.93      2.92     (0.35)     2.72     0.91      (2.18)
                            -------    -------   -------   -------   -------   -------   -------   -------  -------    -------
Net asset value,
  end of year               $ 25.31    $ 20.93   $ 15.69   $ 16.27   $ 14.95   $ 14.02   $ 11.10   $ 11.45  $  8.73    $  7.82
                            =======    =======   =======   =======   =======   =======   =======   =======  =======    =======

Total return<F2>              20.92%     33.37%    -3.58%     8.87%     6.66%    26.23%    -2.99%    31.07%   11.62%    -21.76%

Net assets, end of
  year (in thousands)       $48,587    $40,902   $31,487   $32,885   $29,401   $22,006   $14,769   $11,785  $ 7,303    $    78
Ratio of expenses to
  average net assets<F3>       0.47%      0.48%     0.49%     0.50%     0.51%     0.53%     0.57%     0.60%    0.60%      0.60%
Ratio of net investment
  income to average
  net assets<F3>               2.97%      3.14%     2.65%     2.07%     2.55%     2.99%     3.47%     2.62%    3.24%      2.81%
Portfolio turnover rate       36.44%     44.82%   103.93%    25.89%     9.34%    12.15%    28.38%    51.26%   15.54%      0.00%
Average commission rate<F4> $  0.04         --        --        --        --        --        --        --       --         --

Notes:
<F1> Components are computed and accumulated on a daily basis.
<F2> Total return is not annualized for the three months ended December 31,
1987. The total return information shown in this table does not reflect expenses that apply to the separate accounts investing in the Fund or to the insurance or variable annuity contracts. Inclusion of these charges would reduce the total return figures for all periods shown.
<F3> Computed on an annualized basis.
<F4> Computed only for funds that invest greater than 10 percent of the value of average net assets in equity securities. Computation represents total commissions paid divided by the sum of shares purchased and sold for which commissions were charged.

The information in this table has been audited by KPMG Peat Marwick LLP, independent auditors. The independent auditors' report and additional information about the performance of the Fund are contained in the General American Capital Company Annual Report dated December 31, 1996. The annual report is not included with this prospectus but may be obtained without charge.

                                           GENERAL AMERICAN CAPITAL COMPANY
                                                FINANCIAL HIGHLIGHTS
                                                                    ASSET ALLOCATION FUND
                            --------------------------------------------------------------------------------------------------
                                                                                                                       Three
                              Year      Year      Year      Year      Year      Year      Year      Year      Year     months
                             ended     ended     ended     ended     ended     ended     ended     ended     ended     ended
                            December  December  December  December  December  December  December  December  December  December
                               31        31        31        31        31        31        31        31        31        31
                            --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
                              1996      1995      1994      1993      1992      1991      1990      1989      1988      1987
                            --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Net asset value,
  beginning of year<F1>     $ 23.20    $ 18.00   $ 18.74   $ 17.11   $ 16.04   $ 13.39   $ 13.07   $ 10.90  $ 10.05    $ 10.00
                            -------    -------   -------   -------   -------   -------   -------   -------  -------    -------
Income from operations:
Net investment income          0.93       0.82      0.68      0.60      0.62      0.65      0.69      0.60     0.57       0.14
Net realized and
  unrealized gain (loss)
  on investments               2.70       4.38     (1.42)     1.03      0.45      2.00     (0.37)     1.57     0.28      (0.09)
                            -------    -------   -------   -------   -------   -------   -------   -------  -------    -------
Net increase (decrease)
  in asset value per share     3.63       5.20     (0.74)     1.63      1.07      2.65      0.32      2.17     0.85       0.05
                            -------    -------   -------   -------   -------   -------   -------   -------  -------    -------
Net asset value,
  end of year               $ 26.83    $ 23.20   $ 18.00   $ 18.74   $ 17.11   $ 16.04   $ 13.39   $ 13.07  $ 10.90    $ 10.05
                            =======    =======   =======   =======   =======   =======   =======   =======  =======    =======

Total return<F2>              15.66%     28.88%    -3.95%     9.55%     6.66%    19.81%     2.47%    19.91%    8.44%      0.47%

Net assets, end of
  year (in thousands)       $86,191    $73,387   $59,975   $65,070   $53,369   $21,149   $12,545   $ 5,244  $ 1,440    $   402
Ratio of expenses to
  average net assets<F3>       0.60%      0.60%     0.60%     0.60%     0.60%     0.60%     0.60%     0.60%    0.60%      0.60%
Ratio of net investment
  income to average
  net assets<F3>               3.77%      3.92%     3.70%     3.33%     3.80%     4.37%     5.41%     4.82%    5.04%      5.56%
Portfolio turnover rate       32.78%     33.74%    75.24%    27.59%    12.14%     5.14%    15.46%    28.06%   13.52%      0.00%
Average commission rate<F4> $  0.04         --        --        --        --        --        --        --       --         --

Notes:
<F1> Components are computed and accumulated on a daily basis.
<F2> Total return is not annualized for the three months ended December 31,
1987. The total return information shown in this table does not reflect expenses that apply to the separate accounts investing in the Fund or to the insurance or variable annuity contracts. Inclusion of these charges would reduce the total return figures for all periods shown.
<F3> Computed on an annualized basis.
<F4> Computed only for funds that invest greater than 10 percent of the value of average net assets in equity securities. Computation represents total commissions paid divided by the sum of shares purchased and sold for which commissions were charged.

The information in this table has been audited by KPMG Peat Marwick LLP, independent auditors. The independent auditors' report and additional information about the performance of the Fund are contained in the General American Capital Company Annual Report dated December 31, 1996. The annual report is not included with this prospectus but may be obtained without charge.

                                           GENERAL AMERICAN CAPITAL COMPANY
                                                FINANCIAL HIGHLIGHTS
                                      INTERNATIONAL INDEX FUND<F5>                       MID-CAP EQUITY FUND<F6>
                               ---------------------------------------------       --------------------------------------
                                                                 February 16                                  February 16
                                Year        Year       Year      (inception)        Year     Year     Year    (inception)
                                ended       ended      ended         to             ended    ended    ended       to
                               December    December   December    December         December December December  December
                                  31          31         31          31               31       31       31        31
                               --------    --------   --------   -----------       -------- -------- -------- -----------
                                 1996        1995       1994        1993             1996     1995     1994      1993
                               --------    --------   --------   -----------       -------- -------- -------- -----------

Net asset value,
 beginning of year<F1>         $ 15.11     $ 13.94     $ 13.10     $ 10.00         $ 13.74  $ 11.35  $ 11.44   $ 10.00
                               -------     -------     -------     -------         -------  -------  -------   -------
Income from operations:
Net investment income             0.24        0.25        0.13        0.14            0.15     0.05     0.10      0.06
Net realized and
 unrealized gain
 (loss) on investments            0.88<F*>    0.92<F*>    0.71<F*>    2.96<F*>        2.53     2.34    (0.19)     1.38
                               -------     -------     -------     -------         -------  -------  -------   -------
Net increase (decrease)
 in asset value per share         1.12        1.17        0.84        3.10            2.68     2.39    (0.09)     1.44
                               -------     -------     -------     -------         -------  -------  -------   -------
Net asset value,
 end of year                   $ 16.23     $ 15.11     $ 13.94     $ 13.10         $ 16.42  $ 13.74  $ 11.35   $ 11.44
                               =======     =======     =======     =======         =======  =======  =======   =======

Total return<F2>                  7.40%       8.35%       6.42%      31.03%          19.46%   21.09%   -0.83%    14.44%

Net assets, end of year
 (in thousands)                $ 7,015     $ 5,460     $ 4,242     $ 3,295         $ 4,120  $ 4,260  $ 3,279   $ 1,998
Ratio of expenses to
 average net assets<F3>           1.00%       1.00%       1.00%       1.00%           0.65%    0.65%    0.65%     0.64%
Ratio of net investment
 income to average
 net assets <F3>                  1.57%       1.79%       0.98%       1.38%           1.02%    0.75%    0.85%     0.64%
Portfolio turnover rate          19.53%     113.91%      46.19%      26.97%          56.31%   28.48%   29.48%    22.64%
Average commission rate<F4>    $  0.02          --          --          --         $  0.06       --       --        --

Notes:
<F1> Components are computed and accumulated on a daily basis.
<F2> Total return is not annualized for eleven months ended December 31, 1993.
The total return information shown in this table does not reflect expenses that apply to the separate accounts investing in the Fund or to the insurance or variable annuity contracts. Inclusion of these charges would reduce the total return figures for all periods shown.
<F3> Computed on an annualized basis.
<F4> Computed only for funds that invest greater than 10 percent of the value of average net assets in equity securities. Computation represents total commissions paid divided by the sum of shares purchased and sold for which commissions were charged.
<F5> On January 1, 1997, the investment objective of the Fund changed from an actively managed international fund to a passively managed international index fund. In addition, the name of the fund changed from International Equity Fund to Intenational Index Fund and the investment advisory fees were reduced from
 .70 percent to .50 percent of the average daily value of the net assets.
<F6> On January 1, 1997, the investment objective of the Fund changed from a
"small-cap" equity fund to a "mid-cap" equity fund. In addition, the name of the fund changed from Special Equity Fund to Mid-Cap Equity Fund.

<F*> Also includes net realized and unrealized gain (loss) on foreign currency conversions.

The information in this table has been audited by KPMG Peat Marwick LLP, independent auditors. The independent auditors' report and additional information about the performance of the Fund are contained in the General American Capital Company Annual Report dated December 31, 1996. The annual report is not included with this prospectus but may be obtained without charge.

                                INVESTMENT FUNDS

      General American Capital Company ("Capital Company") offers eight investment funds. These are: the S&P 500 Index Fund, the Money Market Fund, the Bond Index Fund, the Managed Equity Fund, the Asset Allocation Fund, the International Index Fund (formerly known as the "International Equity Fund"), the Mid-Cap Equity Fund (formerly known as the "Special Equity Fund"), and the Small-Cap Equity Fund (collectively called "the Funds"). Capital Company may add or delete Funds.

      Shares of the Funds are offered to separate accounts established by General American Life Insurance Company ("General American"), an insurance company incorporated in Missouri, and its affiliates, as well as to separate accounts of non-affiliated insurance companies, pursuant to the insurance laws of Missouri. Most of these separate accounts accept funds only from employee benefit plans. Some of the separate accounts are not registered with the Securities and Exchange Commission ("SEC") because they are not offered to the public at large and will not have more than 100 owners. General American Separate Accounts Two and Eleven, however, are registered with the SEC as unit investment trusts having Prospectuses of their own.

      General American has created General American Separate Account Two for funding variable annuity contracts and Separate Account Eleven for funding variable life insurance policies. The owners of such contracts or policies may allocate purchase or premium payments among the General Account of General American and Divisions of General American Separate Accounts Two and Eleven which correspond to the Funds. The Company currently does not foresee any disadvantages to the holders of variable annuity contracts and variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, Capital Company's Board of Directors intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. Actions might include requiring one separate account to withdraw from the Funds.

      Capital Company sells shares to Separate Account One of RGA Reinsurance Company, a company affiliated with General American. Capital Company also offers its shares to other insurance companies with which General American is affiliated, and to separate accounts of unaffiliated insurance companies.

      Shares of each Fund are both offered and redeemed at their net asset value without the addition of any sales load or redemption charge. See "OFFERING AND REDEMPTION OF SHARES" on page 21.

      The investment adviser for Capital Company is Conning Asset Management Company (the "Investment Adviser"), a wholly-owned subsidiary of General American. Conning Asset Management Company was formerly known as General American Investment Management Company.

                       INVESTMENT OBJECTIVES AND POLICIES

      The investment objective and policies of each Fund are described on the next few pages. The investment objective of a Fund, and certain investment restrictions that are discussed in the Statement of Additional Information, may be changed only with the approval of the shareholders of each Fund that is affected by such change. The investment policies used to achieve a Fund's objectives may be changed by Capital Company's Board of Directors without a vote of shareholders.

      Because investment involves both opportunities for gain and risk of loss, no assurance can be given that the Funds will achieve their objectives. Prospective purchasers of insurance and annuity contracts participating in the Funds should carefully review the objectives and policies of the Funds and consider their ability to assume the risks involved before allocating amounts to Funds other than the General Account. An investment in any Fund should be considered as a part of an overall investment program rather than as a complete investment program.

      The Funds are subject to certain types of risk, including varying degrees of market risk, financial risk, and current income volatility. Market risk refers to the possibility the price of the security will decline in response to changes in conditions in the securities markets in general and, with particular reference to debt securities, changes in the overall level of interest rates. Financial risk refers to the ability of an issuer of a debt security to pay principal and interest when due, and to the earnings stability and overall financial soundness of an issuer of an equity security. Current income volatility refers to the degree and rapidity with which changes in dividend payments and the overall level of interest rates become reflected in the level of current income of the Funds.

      More about the investment characteristics of and risks associated with the Funds is contained in the Statement of Additional Information. See "DESCRIPTION OF CERTAIN INVESTMENTS" in the Statement of Additional Information.

                             THE S&P 500 INDEX FUND

      INVESTMENT OBJECTIVE The objective of the S&P 500 Index Fund is to obtain investment results that parallel the price and yield performance of publicly-traded common stocks in the aggregate. The Fund uses the Standard & Poor's 500 Common Stock Price Index ("S&P 500" or "Index") as its standard for performance comparison. The Fund attempts to duplicate the performance of the S&P 500 and includes dividend income as another component of the Fund's total return. The Fund is not managed by Standard & Poor's.

      INVESTMENT POLICIES. The portfolio will be composed of a large number of stock issues drawn from the S&P 500. Issues of bankrupt companies and companies whose stock would not be eligible for purchase under Missouri insurance law will not be purchased. The Fund may not invest in all the stocks in the S&P 500. In attempting to parallel the performance of the Index, the Fund uses a sector sampling method. Sector sampling calls for the Investment Adviser to maintain approximately the same mix of industrial sectors in the Fund that the S&P 500 has, while not necessarily holding all of the stocks in each S&P 500 industrial sector.

      The decision on what stocks in a sector the Fund should buy is affected by the "minimum position size," or minimum dollar amount which the Fund will invest in round lots (100 shares or multiples of 100) of a stock. Thus, if a company's stocks represent 40% of its S&P 500 sector, measured in terms of capitalization, then the Fund will devote a substantial fraction of the amount it has to invest in that S&P 500 sector to the stocks of that company. Such a large holding would not exceed the company's proportion of the S&P 500 (40% of its sector in this example) but, given the relatively small size of the Fund and its decision not to buy fewer shares than the minimum position, it might be that purchases of the stocks of companies that are relatively less important in their sector will be limited to amounts necessary to make the Fund's sector similar in relative size to the weight of the same sector in the S&P 500. That is, smaller company stocks would be used to round out the holdings in a sector dominated by one or two large companies.

      If the Fund grows, it will be able to buy more of the S&P 500 stocks and make its industrial sectors more closely approximate the composition of the Index's sectors, at the same time bringing the Fund more closely into conformity with the overall composition of the Index. Dividend income will be reinvested in stocks so as to keep the portfolio composition similar to the Index. The goal is to have all Fund assets invested in qualified stocks at all times. Stock index futures contracts may be used for hedging, where the sums involved are too small to be directly invested in a minimum position size and in proper relation to the Index.

      RISK FACTORS. The Fund will not seek to out-perform the chosen Index but to match it, before consideration of Fund expenses, which means that the Fund will be allowed to decline in asset value when the prices of most common stocks decline. This high level of market risk is offset by the relatively low degree of risk that the large companies whose shares are owned will encounter financial difficulty, and the corresponding protection against financial risk afforded by the Fund's extensive diversification. There is no guarantee that the Fund will duplicate the performance of the Index.

                             THE MONEY MARKET FUND

      INVESTMENT OBJECTIVE. The objective of the Money Market Fund is to obtain the highest level of current income which is consistent with the preservation of capital and maintenance of liquidity.

      INVESTMENT POLICIES. The Fund invests only in: (1) obligations of the U.S. Government; (2) obligations issued by agencies or instrumentalities of the United States Government; (3) instruments that are secured or collateralized by obligations of the United States Government, its agencies, or its instrumentalities; (4) short-term obligations of United States banks and savings and loan associations and companies having assets of more than $1,000,000,000; (5) instruments fully secured or collateralized by such bank and savings and loan obligations; (6) dollar denominated short-term obligations of foreign banks, foreign branches of foreign or U.S. banks (referred to as "Eurodollars"), and short-term obligations of U.S. branches and agencies of foreign banks (referred to as "Yankee dollars"); (7) commercial paper and short-term corporate debt securities rated in one of the two highest categories for short term debt securities by at least two nationally recognized securities rating services or one such service if only one has rated the security (see the Appendix for a description of commercial paper ratings); (8) corporate or other notes guaranteed by letters of credit from banks in the United States (satisfying the criteria described in (4), above) or collateralized by United States Government obligations; and (9) obligations of (i) consumer and commercial finance companies, (ii) securities brokerage companies, (iii) leasing companies, and (iv) insurance companies. Certain of these obligations may be variable or floating rate instruments.

      The Fund will enter into repurchase agreements under which it purchases securities, subject to agreement by the seller to repurchase the securities at a higher price on a specified date, with the gain establishing the yield during the Fund's holding period. The Adviser, under general policies established by the Company's Directors, reviews the creditworthiness of the other party to any repurchase agreement, and will only enter into repurchase agreements with parties whose credit is deemed satisfactory. If the seller becomes bankrupt, the Fund may experience delays in recovering its money, fail to recover part or all of its investment, and incur costs in disposing of the securities used as collateral for the sellers repurchase obligation.

      The Fund may also enter into reverse repurchase agreements when the Adviser considers them to be advantageous to the Fund and only for temporary liquidity purposes not to exceed 60 days, without renewal or extension. Reverse repurchase agreements permit the Fund to leverage its investment portfolio by selling securities while agreeing to repurchase them at an agreed time and price. The bankruptcy of the other party to a reverse repurchase agreement could cause the Fund to experience delays in recovering its securities. If, in the meantime, the value of the securities fluctuated, the Fund could experience a loss.

      The Fund will not invest in "firm commitments" or "when issued" securities.

      The Fund may only invest in U.S. dollar-denominated instruments that are determined to present minimal credit risks and that, at the time of acquisition, are rated in one of the two highest rating categories by at least two nationally recognized securities rating organizations ("NRSROs") or by the only NRSRO that has rated the instrument, or in the case of unrated instruments, have been determined to be of comparable quality to either of the above. The Fund's investments must also meet the maturity and diversification requirements applicable to money market funds.

        See "Investment Policies" in the Statement of Additional Information for information about the quality of the securities in which the Fund may invest and more complete descriptions of repurchase agreements and other obligations that the Fund may hold.

      RISK FACTORS. The principal risks associated with the investment in the Money Market Fund are the risk of fluctuations in the short-term interest rates, the risks associated with entering into repurchase agreements described above, and the risk of default among one or more issuers of securities which comprise the Fund's assets.

                              THE BOND INDEX FUND

      The Bond Index Fund began its current operations on October 1, 1992. On that date the portfolio of the Intermediate Bond Fund was adjusted to reflect the investment objective of the Bond Index Fund and the Intermediate Bond Fund ceased to exist. The historical performance of the Intermediate Bond Fund, shown in this Prospectus, should not be viewed as historical financial data of the Bond Index Fund.

      INVESTMENT OBJECTIVE. The objective of the Bond Index Fund is to provide a rate of return that reflects the performance of the publicly-traded bond market as a whole. The Fund uses the Lehman Brothers
Government/Corporate Bond Index as its standard for performance comparison.

      INVESTMENT POLICIES. The portfolio will consist of bond issues drawn from the Lehman Brothers Government/Corporate Bond Index. This Index is composed of approximately 5,000 corporate and U.S. Government debt issues rated Baa or better, with at least one year to maturity and with a total par value of at least $25 million outstanding. The Index is weighted by the market value of the issues included in the Index. The Fund will not invest in all the bonds in the Index. In attempting to parallel the performance of the Index, the Fund uses a sampling method. Sampling calls for the Investment Adviser to maintain approximately the same mix of sectors, as measured by quality and duration, that the Index has, while not holding all of the bonds in each Index sector. Some money market investments such as those held by the Money Market Fund may be purchased, but they must meet the quality criteria set forth above. Fixed income obligations of the U.S. Government and its agencies and instrumentalities will also be included in the Fund's portfolio from time to time. The emphasis of the Fund will be on bonds with maturities in the range of those associated with the Lehman Brothers Government/Corporate Bond Index.

      This Fund will not concentrate in any segment of industry, nor in any rating category. The Fund will be diversified in accordance with the diversification of the Lehman Brothers Government/Corporate Bond Index.

      RISK FACTORS. The Fund will not seek to outperform the Index but to match it, which means the Fund's value will decline when bond prices decline. Interest rate changes can have a powerful effect on the value of fixed bond portfolios of this quality level and maturity. Therefore, this Fund should be regarded as having a moderate level of market risk and current income volatility, while being subject to relatively little risk that the bond issuers will default (financial risk).

                            THE MANAGED EQUITY FUND

      INVESTMENT OBJECTIVE. The objective of the Managed Equity Fund is to obtain long-term growth from investment in common stocks. Securing current income is a secondary objective.

      INVESTMENT POLICIES. This Fund invests in common stocks of companies that are expected to benefit from changes in secular and cyclical trends and which are considered to be undervalued based on historical valuation criteria.

      The Fund's investments are made with the philosophy that a high-quality, diversified portfolio of undervalued securities will outperform the market over the longer term, as well as preserve principal in a difficult market environment. The opportunity to purchase securities at less than their underlying value arises from the market's less-than-perfect ability to forecast the future, plus the market's bias toward overvaluing exciting companies and underestimating those which are generally out of favor.

      Investments considered attractive for the Fund will normally have the following characteristics:

1. Stocks selling at a relatively low price-earnings ratio or a relatively low price-to-book ratio, and having a high dividend yield.
2. Stocks which are undervalued relative to their earning power, break-up value, and inherent profitability.

3. Stocks which have under-performed the general market due to a lower level of investor expectations regarding the earnings outlook.
4. Stocks whose issuers are of high quality, exhibiting sound financial strength.

      In managing this Fund, the Investment Adviser takes a long-term investment approach. Emphasis is placed on a stock's value rather than the potential for a short-term change in its general market price. The Fund will invest only in common stocks issued by companies that the Investment Adviser feels are high in quality, and the portfolio will be diversified as to types of industries.

      RISK FACTORS. The composition of this Fund will change, as it is not attempting to parallel an index of identified stocks. Financial risk should be reduced by the active management of this account but the Fund will be subject to the risk that the prices of most publicly-traded stocks might decline (market risk). Portfolio turnover (discussed on page 19) will be relatively low for this Fund.

                           THE ASSET ALLOCATION FUND

      INVESTMENT OBJECTIVE. The primary objective of the Asset Allocation Fund is to obtain a high rate of long-term total return, composed of capital growth and income payments. Preservation of capital is the secondary objective and chief limit on investment risks.

      INVESTMENT POLICIES. This Fund will invest in common stocks, publicly-traded bonds of intermediate maturity, and money market instruments.
It will observe the same quality restrictions on such investments as are observed by the related Funds which specialize in one investment medium. The mixture of investments by type will vary as the Investment Adviser exercises its discretion in its effort to produce the highest total return consistent with prudence and preservation of capital. At times, the emphasis will be on capital growth; at other times, income will be given a higher priority than growth. The Investment Adviser will respond to economic circumstances in structuring the portfolio, with total return as the key factor.

      RISK FACTORS. As with the Managed Equity Fund, the active management of this Fund is apt to produce a higher level of portfolio turnover than the S&P 500 Index Fund or the Bond Index Fund have. Individuals who direct premium dollars into this Fund are relying more on the skill of the Investment Adviser to build and maintain an appropriate portfolio than they are when they select a fund that is devoted to a single investment medium. The Fund may, at times, be subject to high levels of market and financial risk and income volatility. These risks will always be present to some degree.

                          THE INTERNATIONAL INDEX FUND

The International Index Fund began its current operations on January 1, 1997. On that date, the portfolio of the International Equity Fund was adjusted to reflect the investment objective of the International Index Fund and the International Equity Fund ceased to exist. The historical performance of the International Equity Fund, shown in this Prospectus, should not be viewed as historical financial data of the International Index Fund.

      INVESTMENT OBJECTIVE. The objective of the International Index Fund is to obtain investment results that parallel the price and yield performance of publicly-traded common stocks in the Morgan Stanley Capital International Europe, Australia, and Far East Index ("EAFE Index").

      INVESTMENT POLICIES. This Fund will initially invest in a statistically selected sample of approximately 100 securities included in the EAFE Index, maintaining at least 80% of its total assets, under normal market conditions, in stocks in the EAFE Index and related derivative instruments. If the Fund's assets were to increase, the number of securities held by the Fund would be increased. The Fund may invest up to 20% of its total assets in stock index options or futures contracts to maintain cash reserves while remaining fully invested, to facilitate trading, or to reduce transaction costs. In addition, the Fund may invest up to 10% of its assets in index and currency exchange swap agreements. The Fund also reserves the right to invest in foreign currency exchange agreements, using currencies, options, futures contracts or options on futures contracts, or forward contracts for any purpose, including to protect against foreign currency exchange risks involving securities the Fund owns or plans to own.

      RISK FACTORS. The Fund will not seek to out-perform the EAFE Index, but to match it, which means that the Fund's assets value will generally decline when the prices of common stocks in the EAFE Index decline. There is no guarantee that the Fund will be able to track the EAFE Index due to transaction costs, changes in either the makeup of the EAFE Index or number of shares outstanding for the components of the index, the inability to purchase all of the stocks represented in the EAFE Index, and the timing and amount of contributions to and redemptions from the Fund by shareholders.

      Investments in foreign securities can be more volatile and involve additional risks than U.S. Investments. The securities of foreign issuers generally will not be registered with the SEC, nor will these issuers be subject to the SEC's reporting requirements. Foreign companies generally are not subject to standards such as are applied to companies organized in the U.S., and there may be less publicly available information about foreign issuers. Some foreign securities trade in markets providing less liquidity and less regulation than U.S. markets do, so foreign stock prices may be more volatile than comparable U.S. stock prices.

      Foreign brokerage commissions may be higher, as may the cost of custodial services and transaction and settlement costs. Foreign stocks may be subject to taxes in their country of issue, or other restrictions on the removal of funds may be imposed by a foreign country.

      The Fund may use various techniques to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, commodity prices, or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts, entering into currency exchange contracts or swap agreements, purchasing indexed securities, and selling securities short.

      The Fund's Investment Adviser can use techniques to adjust the risk and return characteristics of the Fund's portfolio of investments. If the Investment Adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risks assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

                            THE MID-CAP EQUITY FUND

      The Mid-Cap Equity Fund began its current operations on January 1, 1997. On that date the portfolio of the Special Equity Fund was adjusted to reflect the investment objective of the Mid-Cap Equity Fund and the Special Equity Fund ceased to exist. The historical performance of the Special Equity Fund, shown in the Prospectus, should not be viewed as historical financial data of the Mid-Cap Equity Fund.

      INVESTMENT OBJECTIVE. The Mid-Cap Equity Fund seeks sustained growth of capital by investing primarily in common stocks of United States-based publicly traded companies with medium market capitalizations. "Medium market capitalization companies" are those whose market capitalization falls within the range of the S&P MidCap 400 at the time of the Fund's investment.

      INVESTMENT POLICIES. The Fund invests substantially all of its assets in common stocks selected for their growth potential. The Fund will invest in stocks of mid-sized companies that have above-average growth potential but that are undervalued in the market, and, therefore, are reasonably priced. Fundamental, or "bottom-up," analysis will be used to build a portfolio of stocks with an investment style characterized as "growth-at-a-reasonable-price."

      The Mid-Cap Equity Fund avoids stocks with an excessive relative premium for earnings growth. Instead, the Fund seeks stocks with valuation discrepancies and, therefore, an improved risk-reward profile. For example, the Fund's investments may include "special situation" stocks, such as stocks of securities that have experienced a price decline as the result of a particular risk factor, being a member of an industry that is out of favor, or that is in the bottom of an economic cycle, but that may hold sustained growth potential and consistent profitability, with the purchase of foreign stocks not being permitted.

      Investing in mid-capitalization companies allows the Mid-Cap Equity Fund to continue to benefit from the higher potential for growth that is associated with smaller companies, while affording the Fund the advantages of the greater financial stability associated with larger business entities. Mid-sized companies may have completed their "start-up" cycle and, therefore, be poised for growth with established product lines and experienced management.

      RISK FACTORS. The securities of mid-size companies may be less liquid than those of larger companies that command a larger market, and so their price movements may be more abrupt or erratic. A fund that specializes in such securities, and that is active in selling to realize appreciation, may incur a relatively high degree of portfolio turnover (see below) and related transaction costs. The Fund's investments may also be subject to market risk which is the risk that the prices of all stocks will decline. Since appreciation is the Fund's objective, current income may be less than in funds that concentrate on income.

                           THE SMALL-CAP EQUITY FUND

        The Small-Cap Equity Fund began operations on April 30, 1997. Because the Fund was established in 1997, no financial highlights for the Fund appear in this prospectus.

        INVESTMENT OBJECTIVE. The Small-Cap Equity Fund seeks to provide a rate of return that corresponds to the performance of the common stock of small companies, while incurring a level of risk that is generally equal to the risks associated with small company common stock. The Fund attempts to duplicate the performance of the smallest 20% of companies, based on capitalization size, that are based in the United States and listed on the New York Stock Exchange ("NYSE").

        INVESTMENT POLICIES. The Fund is passively managed as it attempts to replicate the return of the smallest capitalization quintile of the NYSE. As such the Fund is allowed to decline in value when the prices of most stocks in the smallest capitalization quintile decline. Stocks are chosen solely on the basis of achieving a distribution by economic sector and industry group that approximates the distribution of the smallest capitalization quintile. The Fund is constantly monitored, and rebalancing is performed when necessitated by changes in the securities' capitalization weightings or when significant withdrawals and deposits occur. Specific securities are sold when (1) their weightings are overrepresented, or (2) their weightings fall to insignificant size, or (3) when they are deleted from the universe of available securities, or (4) when their broad industry sector is overrepresented. Purchases are made to keep the Fund close to fully invested at all times.

        At times the Fund may temporarily invest in short-term money market instruments consisting of U.S. Government securities, certificates of deposit, banker's acceptances, and high quality commercial paper. All short-term securities will have maturities of one year or less.

        RISK FACTORS. Historically, small capitalization stocks are subject to greater volatility than larger capitalization issues. The securities of smaller companies are less liquid than those of larger companies that command a larger market, and so the price movements of smaller-company stock may be more abrupt or erratic. In addition, the Fund is subject to market risk--the risk that the prices of all stocks will decline. Because this Fund is passively managed, portfolio turnover will be less than in most actively-managed funds but can still be higher than in funds investing in securities of higher-capitalization companies.

                            INVESTMENT RESTRICTIONS

      Investments of the Funds are further restricted by certain policies that may not be changed without a vote of shareholders. See "INVESTMENT RESTRICTIONS" in the Statement of Additional Information.

                               PORTFOLIO TURNOVER

      The annual rate at which the composition of each Fund changes is referred to as the portfolio turnover rate, which is defined as the lesser of the purchases or sales of securities in a Fund stated as a percentage of the assets in the Fund. Portfolio turnover reflects the extent of trading in the portfolio, and trading is usually accompanied by the payment of commissions to brokers. Commission expenses will reduce the return on a Fund. Portfolio turnover should vary among the different Funds, as well as over time. Actual turnover figures are included in the Financial Highlights on pages 6 through 11.

      The S&P 500 Index Fund is not likely to experience turnover in excess of 50% per year as its portfolio will always be structured so as to parallel the Standard & Poor's 500 stocks.


      The Bond Index Fund is not likely to experience turnover in excess of 50% as its portfolio will always be structured to parallel the Lehman Brothers Government/Corporate Bond Index.


      The International Index Fund is not likely to experience turnover in excess of 50% as its portfolio will always be structured to parallel the Morgan Stanley Capital International Europe, Australia and Far East Index.

      The Managed Equity Fund, the Asset Allocation Fund, and the Mid-Cap Equity Fund are liable to have turnover in excess of 200% at times, as they will be actively managed in pursuit of their objectives.

      The Small-Cap Equity Fund is not likely to experience turnover in excess of 50% per year as its portfolio will always be structured so as to parallel the smallest 20% of U.S. companies, based on capitalization size, that are listed on the New York Stock Exchange.

                           MANAGEMENT OF THE COMPANY

      The Board of Directors of Capital Company is responsible for the management of Capital Company's business and affairs, and creates and supervises the execution of the investment policies of Capital Company, which are administered by the Investment Adviser (Conning Asset Management Company, formerly known as General American Investment Management Company, an affiliate of General American Life Insurance Company). The Investment Adviser was formed in 1982 to manage General American's separate accounts and the funds of affiliated clients. The Investment Adviser's address is 700 Market Street, St. Louis, Missouri 63101, the same address as that of General American. The Investment Adviser selects investments and provides investment advice and some administrative services for all of Capital Company's Funds. In addition, the Investment Adviser reviews the practices of broker-dealers buying and selling investments for Capital Company.

      The manager of the S&P 500 Index Fund, Money Market Fund, Bond Index Fund, Managed Equity Fund, Asset Allocation Fund, International Index Fund, Mid-Cap Equity Fund, and Small-Cap Equity Fund is Douglas R. Koester, CFA, senior vice president of Conning Asset Management Company (the Investment Adviser). He has managed the S&P 500 Index Fund, Money Market Fund, Bond Index Fund, and Asset Allocation Fund since their inception on October 1, 1987, and has managed the International Index Fund and Mid-Cap Equity Fund since their restructuring on January 1, 1997. He has managed the Managed Equity Fund since March 1, 1997 and the Small-Cap Equity Fund since its inception on April 30, 1997. Mr. Koester earned bachelor's and master's degrees from Washington University (St. Louis, Missouri). He has served as vice president of the Investment Adviser since 1986.

      As of December 1996, the Investment Adviser provided investment advice to 45 clients that were unaffiliated with General American, and to 30 separate accounts of General American.

      For its services to the Funds, the Investment Adviser charges a fee that is accrued daily against each Fund. The fees charged each Fund, except the Managed Equity Fund, the International Index Fund, and the Mid-Cap Equity Fund, stated as an annual percentage of the average daily value of the net assets, are:

   S&P 500 Index Fund                                        .25 %
   Money Market Fund                                         .125%
   Bond Index Fund                                           .25 %
   Asset Allocation Fund                                     .50 %
   Small-Cap Equity Fund                                     .25 %

      The fees charged the Managed Equity Fund, the International Index Fund, and the Mid-Cap Equity Fund are stated as a series of annual percentages of the average daily value of the net assets of the Funds. The percentages decrease with respect to assets of the Funds above certain amounts, as follows:

                      Managed Equity Fund Assets                               Total Fee
                      --------------------------                               ---------
                      First $10 million                                           .40%
                      Next $20 million                                            .30%
                      Balance over $30 million                                    .25%

                      International Index Fund Assets                          Total Fee
                      -------------------------------                          ---------
                      First $10 million                                           .50%
                      Next $10 million                                            .40%
                      Balance over $20 million                                    .30%

                      Mid-Cap Equity Fund Assets                               Total Fee
                      --------------------------                               ---------
                      First $10 million                                           .55%
                      Next $10 million                                            .45%
                      Balance over $20 million                                    .40%

      General American and the Investment Adviser perform certain administrative services and also pay certain administrative expenses for Capital Company. These services and expenses include: recording the issuance and redemption of shares of Capital Company; valuing the liabilities of each Fund; computing the daily income and net asset value of each Fund; recommending independent auditors and custodians, and coordinating and supervising their activities; preparing and filing tax returns, reports and filings that pertain to federal and state securities laws; scheduling and planning the agenda for meetings of Capital Company's directors and shareholders; paying directors who are not interested persons of Capital Company, including any travel expenses they may have; printing and distributing communications to current shareholders of Capital Company, and paying for such printing and distribution; paying insurance premiums; paying charges and expenses of the custodian, accountants, and counsel; and maintaining records not otherwise maintained.

      General American charges Capital Company a fee for these services and expenses, at an annual rate based on the average daily value of the net assets in each Fund, as follows:

   S&P 500 Index Fund                                        .05%
   Money Market Fund                                         .08%
   Bond Index Fund                                           .05%
   Managed Equity Fund                                       .10%
   Asset Allocation Fund                                     .10%
   International Index Fund                                  .30%
   Mid-Cap Equity Fund                                       .10%
   Small-Cap Equity Fund                                     .05%

                                 CAPITAL STOCK

      Capital Company issues a separate series of capital stock for each Fund. Each share of capital stock issued with respect to a Fund has a pro rata interest in the net assets of the Fund. Each share of capital stock is entitled to one vote on all matters submitted to a vote of shareholders of Capital Company, and fractional shares are entitled to a corresponding fractional vote. An affirmative vote of a majority of the outstanding shares of each Fund affected by any matter is required for any action to be approved by the shareholders of Capital Company. Shares of a Fund will be voted separately from shares of other Funds, however, on matters affecting only that Fund, such as approval of the investment advisory agreement, an investment sub-advisory agreement, or changes in the fundamental investment objectives or restrictions of a Fund. The assets of each Fund are charged with the liabilities of the Fund and a proportionate share of the general liabilities of Capital Company. All shares may be redeemed at any time.


                              TAXES AND DIVIDENDS


      For federal income tax purposes, each Fund is treated as a separate entity. Each Fund intends to qualify and elect to be taxed as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the "Code"). If each Fund qualifies as a "regulated investment company" and complies with the provisions of the Code relieving regulated investment companies which distribute substantially all of their net income (both ordinary income and capital gain) from federal income tax and the 4% nondeductible federal excise tax, each Fund will be relieved of such taxes on the amounts distributed. (See the Statement of Additional Information for a more detailed discussion.)

      Since the sole shareholders of Capital Company will be separate accounts of General American, separate accounts of General American affiliates, and separate accounts of unaffiliated companies, no discussion is included herein as to federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to purchasers of variable annuity contracts funded by General American Separate Account Two or of the flexible premium variable life insurance policies funded by General American Separate Account Eleven, see the respective Prospectuses for those contracts or policies.

                       OFFERING AND REDEMPTION OF SHARES

      Shares of capital stock of each Fund of Capital Company are offered to separate accounts of General American, separate accounts of insurance companies affiliated with General American, and separate accounts of unaffiliated insurance companies.

      Shares are sold and redeemed at their net asset value as next determined following receipt by a separate account of premium payments, surrender requests under policies, loan payments, transfer requests, and similar or related transactions. There is no selling commission or redemption charge.


      Net asset value is determined as of the close of trading (4 p.m. Eastern time) on the New York Stock Exchange on each day during which the Exchange is open, except the day after Thanksgiving, when Capital Company is closed, provided, however, if the day after Thanksgiving is the last business day of the month then net asset value is determined on that day.


      An equity security listed on a stock exchange is valued at the composite sale price on all exchanges. Securities traded in the over-the-counter market are valued at the closing sale price, and if closing sale prices are not available, at the latest available bid price.

      Occasionally, events affecting the values of such securities may occur after the close of the New York Stock Exchange. If, during such periods, events occur which materially affect the value of the securities of a Fund, such securities will be valued at fair value as determined in good faith by or under the direction of the Board of Directors of Capital Company.

      Debt instruments with maturities of 60 days or less are valued on an amortized cost basis. This means a purchased instrument is valued at cost on the date of purchase or, in the case of securities purchased more than 60 days prior to maturity, at the market value on the 61st day before maturity. Thereafter a constant rate of amortization of any discount or premium and of accrual of interest income is assumed, regardless of any intervening change in general interest rates or the market value of the instrument. Other debt instruments are valued at market value, provided market quotations are readily available.

      All other assets are valued at their fair value as determined in good faith by, or under the direction of, the Board of Directors of Capital Company.

      Further discussion of asset valuation methods is included in the Statement of Additional Information under the heading "DETERMINATION OF NET ASSET VALUE."

                           PENDING LEGAL PROCEEDINGS

  There are no legal proceedings pending to which Capital Company is a party.

                   CONTRACT OWNER AND POLICYHOLDER INQUIRIES

                        Inquiries should be directed to:

 VUL Administration                              Variable Annuity Administration
 General American Life Insurance Company         P.O. Box 14490
 P.O. Box 14490                                  St. Louis, Missouri 63178-4490
 St. Louis, Missouri 63178-4490                  Telephone: 1-800-449-6447
 Telephone: 1-800-638-9294

                                    APPENDIX

                     DESCRIPTION OF CORPORATE BOND RATINGS


MOODY'S INVESTORS SERVICE, INC.

      Aaa-Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are commonly referred to as "gilt-edged." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuations of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than Aaa securities.

      A-Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa-Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

      Ba-Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B-Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa-Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca-Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C-Bonds which are rated C are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Moody's applies numerical modifiers, l, 2, and 3, in each generic rating classification from Aa through B in its corporate bond rating system. The modifier l indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S CORPORATION

      AAA-This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

      AA-Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

      A-Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

      BBB-Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

      BB-B-CCC-CC-Bonds rated BB, B, CCC, and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

      C-The rating C is reserved for income bonds on which no interest is being paid.

      D-Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

      The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to relative standing within the major rating categories.


DESCRIPTION OF COMMERCIAL PAPER RATINGS

      Commercial paper rated A-1 by Standard & Poor's has the following characteristics. Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2, or A-3.

      The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's Investor's Service, Inc. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trends of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be presented or may arise as a result of public interest questions and preparations to meet such obligations.

                        GENERAL AMERICAN CAPITAL COMPANY

                              Prospectus Version B

                        GENERAL AMERICAN CAPITAL COMPANY
                     700 MARKET STREET, ST. LOUIS, MO 63101
                                 (314) 231-1700


      General American Capital Company ("Capital Company") is an open-end diversified management investment company which was incorporated in Maryland on November 15, 1985, and commenced operations on October 1, 1987. Capital Company offers variable life and variable annuity purchasers five separate Funds which operate as distinct investment vehicles. The names and investment objectives of the Funds are as follows:


            S&P 500 INDEX FUND (formerly known as the Equity Index
      Fund): The investment objective of this Fund is to provide investment results that parallel the price and yield performance of publicly traded common stocks in the aggregate. The Fund uses the Standard & Poor's 500 Stock Index<F*> as its standard for performance comparison. The Fund attempts to duplicate the performance of the Index and includes dividend income as the other component of the Fund's total return.

            MONEY MARKET FUND: The investment objective of this Fund is the highest level of current income which is consistent with the preservation of capital and maintenance of liquidity. This fund invests primarily in high-quality, short-term money market instruments. AN INVESTMENT IN THE MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT.

            BOND INDEX FUND: The investment objective of this Fund is to provide a rate of return that reflects the performance of the publicly-traded bond market as a whole. The Fund uses the Lehman Brothers Government/Corporate Bond Index as its standard for performance comparison.

            MANAGED EQUITY FUND: The investment objective of this Fund is long-term growth of capital, obtained by investing primarily in common stocks. Securing moderate current income is a secondary objective.

            ASSET ALLOCATION FUND: The investment objective of this Fund is a high rate of long-term total return composed of capital growth and income payments. Preservation of capital is the secondary objective and chief limit on investment risk. The Fund will invest only in those types of securities that the other Funds may invest in. The Asset Allocation Fund invests in a combination of common stocks, bonds, or money market instruments, in accordance with guidelines established from time to time by Capital Company's Board of Directors.

      There can be no assurance that the investment objectives of these Funds will be achieved.

      This Prospectus sets forth basic information about Capital Company and its Funds, and information that a prospective investor ought to know before investing.

      A Statement of Additional Information for Capital Company has been filed with the Securities and Exchange Commission and is incorporated herein by reference. This Statement is available upon request and without charge from Capital Company at the address or telephone number above. Other inquiries about Capital Company should be directed to the company at the same address or telephone number.

      This Prospectus should be read and retained for future reference.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
     EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL
                                    OFFENSE.

                         -----------------------------


                 The Date of this Prospectus is April 30, 1997.

     The Date of the Statement of Additional Information is April 30, 1997.


[FN]
------------------
      <F*>"Standard & Poor's," and "Standard & Poor's 500" are trademarks of the
Standard & Poor's Corporation and have been licensed for use by General
American Capital Company. The S&P 500 Index Fund is not sponsored, sold, or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the fund.

                TABLE OF CONTENTS

                                               PAGE
                                               ----

Table of Fees and Expenses                       3

Financial Highlights                             4

Investment Funds                                 9

Investment Objectives And Policies               9

   The S&P 500 Index Fund
      Investment Objective                      10
      Investment Policies                       10
      Risk Factors                              10

   The Money Market Fund
      Investment Objective                      11
      Investment Policies                       11
      Risk Factors                              11

   The Bond Index Fund
      Investment Objective                      12
      Investment Policies                       12
      Risk Factors                              12

   The Managed Equity Fund
      Investment Objective                      12
      Investment Policies                       12
      Risk Factors                              13

   The Asset Allocation Fund
      Investment Objective                      13
      Investment Policies                       13
      Risk Factors                              13

Investment Restrictions                         13
Portfolio Turnover                              14
Management of the Company                       14
Capital Stock                                   15
Taxes and Dividends                             16
Offering and Redemption of Shares               16
Pending Legal Proceedings                       17
Contract Owner and Policyholder Inquiries       17
Appendix                                       A-1

                           TABLE OF FEES AND EXPENSES

SHAREHOLDER TRANSACTION EXPENSES

      General American Capital Company makes no charge at the time of sale, when dividends are reinvested, or upon a redemption or exchange, whether partial or whole.

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)


      Investment Advisory Fees
          S&P 500 Index Fund                     .25 %
          Money Market Fund                      .125%
          Bond Index Fund                        .25 %
          Managed Equity Fund                    .40 %<F*>
          Asset Allocation Fund                  .50 %

      Administration Fees
          S&P 500 Index Fund                     .05 %
          Money Market Fund                      .08 %
          Bond Index Fund                        .05 %
          Managed Equity Fund                    .10 %
          Asset Allocation Fund                  .10 %

      Total Fund Operating Expenses
          S&P 500 Index Fund                     .30 %
          Money Market Fund                      .205%
          Bond Index Fund                        .30 %
          Managed Equity Fund                    .50 %<F*>
          Asset Allocation Fund                  .60 %

------------------
      <F*>Investment Advisory Fees applicable to the Managed Equity Fund decline ratably on the average daily net assets in excess of $10 million (see page 15) and have been restated to reflect a reduction in the Advisory Fees effective April 30, 1997.


      Money enters the Funds through separate accounts (see page 9) which may levy additional fees. The insurance or annuity contract giving access to the separate account, together with a separate account Prospectus if there is one, should be consulted for information on such fees.

EXAMPLE

      You would pay the following cumulative expenses on a $1,000 investment, assuming: (1) a 5% annual return, and (2) redemption at the end of each time period.


                                          l Year           3 Years           5 Years          10 Years
                                          ------           -------           -------          --------
   S&P 500 Index Fund                      $3.08             $9.66            $16.89            $38.13
   Money Market Fund                       $2.10             $6.61            $11.56            $26.17
   Bond Index Fund                         $3.08             $9.66            $16.89            $38.13
   Managed Equity Fund                     $5.13            $16.08            $28.03            $62.94
   Asset Allocation Fund                   $6.15            $19.27            $33.57            $75.17


      Because there is no redemption fee, you would pay the same amounts if you did not redeem at the end of the time period specified.


      The purpose of the foregoing tables and example is to assist in understanding the various costs and expenses that an investor will bear directly or indirectly. This example should not be considered a representation of past or future expenses. Actual expenses may differ from those in the example.

                                           GENERAL AMERICAN CAPITAL COMPANY
                                                FINANCIAL HIGHLIGHTS
                                                                 S & P 500 INDEX FUND<F*>
                                --------------------------------------------------------------------------------------------------
                                                                                                                          Three
                                  Year      Year      Year      Year      Year      Year      Year      Year     Year     months
                                 ended     ended     ended     ended     ended     ended     ended     ended    ended     ended
                                December  December  December  December  December  December  December  December December  December
                                   31        31        31        31        31        31        31        31       31        31
                                --------  --------  --------  --------  --------  --------  --------  -------- --------  --------
                                  1996      1995      1994      1993      1992      1991      1990      1989     1988      1987
                                --------  --------  --------  --------  --------  --------  --------  -------- --------  --------
Net asset value,
 beginning of year<F1>         $  24.14   $  17.64  $  17.44  $  15.88  $  14.78  $  11.35  $  11.80  $  9.09  $  7.80    $ 10.00
                               --------   --------  --------  --------  --------  --------  --------  -------  -------    -------
Income from operations:
Net investment income              0.53       0.46      0.44      0.41      0.39      0.38      0.38     0.37     0.36       0.06
Net realized and
 unrealized gain (loss)
 on investments                    5.00       6.04     (0.24)     1.15      0.71      3.05     (0.83)    2.34     0.93      (2.26)
                               --------   --------  --------  --------  --------  --------  --------  -------  -------    -------
Net increase (decrease) in
 asset value per share             5.53       6.50      0.20      1.56      1.10      3.43     (0.45)    2.71     1.29      (2.20)
                               --------   --------  --------  --------  --------  --------  --------  -------  -------    -------
Net asset value,
 end of year                   $  29.67   $  24.14  $  17.64  $  17.44  $  15.88  $  14.78  $  11.35  $ 11.80  $  9.09    $  7.80
                               ========   ========  ========  ========  ========  ========  ========  =======  =======    =======

Total return<F2>                  22.89%     36.85%     1.15%     9.83%     7.45%    30.21%    -3.82%   29.76%   16.65%    -22.05%

Net assets, end of year
 (in thousands)                $340,201   $247,313  $169,303  $161,761  $123,458  $102,076  $ 72,665  $65,211  $28,917    $23,060
Ratio of expenses to average
 net assets<F3>                    0.30%      0.30%     0.30%     0.30%     0.30%     0.30%     0.30%    0.32%    0.30%      0.29%
Ratio of net investment
 income to average
 net assets<F3>                    1.97%      2.19%     2.50%     2.47%     2.67%     2.89%     3.35%    3.57%    4.15%      3.40%
Portfolio turnover rate            8.93%      4.75%     7.38%     2.56%     4.38%     3.92%     4.39%   20.56%    8.41%      2.63%
Average commission rate<F4>    $   0.04         --        --        --        --        --        --       --       --         --



Notes:
<F1> Components are computed and accumulated on a daily basis.
<F2> Total return is not annualized for the three months ended December 31,
1987. The total return information shown in this table does not reflect expenses that apply to the separate accounts investing in the Fund or to the insurance or variable annuity contracts. Inclusion of these charges would reduce the total return figures for all periods shown.
<F3> Computed on an annualized basis.
<F4> Computed only for funds that invest greater than 10 percent of the value of average net assets in equity securities. Computation represents total commissions paid divided by the sum of shares purchased and sold for which commissions were charged.

<F*>This Fund formerly known as the Equity Index Fund.

The information in this table has been audited by KPMG Peat Marwick LLP, independent auditors. The independent auditors' report and additional information about the performance of the Fund are contained in the General American Capital Company Annual Report dated December 31, 1996. The annual report is not included with this prospectus but may be obtained without charge.

                                           GENERAL AMERICAN CAPITAL COMPANY
                                                FINANCIAL HIGHLIGHTS
                                                                    MONEY MARKET FUND
                            --------------------------------------------------------------------------------------------------
                                                                                                                       Three
                              Year      Year      Year      Year      Year      Year      Year      Year      Year     months
                              ended     ended     ended     ended     ended     ended     ended     ended     ended    ended
                            December  December  December  December  December  December  December  December  December  December
                               31        31        31        31        31        31        31        31        31        31
                            --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
                              1996      1995      1994      1993      1992      1991      1990      1989      1988      1987
                            --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Net asset value,
  beginning of year<F1>     $  16.34   $ 15.42   $ 14.80   $ 14.36   $ 13.85   $ 13.04   $ 12.03   $ 10.98  $ 10.18    $ 10.00
Income from operations:
Net investment income           0.90      0.92      0.62      0.44      0.51      0.81      1.01      1.05     0.80       0.18
                            --------   -------   -------   -------   -------   -------   -------   -------  -------    -------
Net asset value,
  end of year               $  17.24   $ 16.34   $ 15.42   $ 14.80   $ 14.36   $ 13.85   $ 13.04   $ 12.03  $ 10.98    $ 10.18
                            ========   =======   =======   =======   =======   =======   =======   =======  =======    =======

Total return<F2>                5.51%     5.96%     4.21%     3.07%     3.71%     6.19%     8.43%     9.56%    7.76%      1.86%

Net assets, end of year
  (in thousands)            $101,426   $70,574   $93,339   $84,430   $84,880   $84,090   $85,901   $53,648  $52,323    $56,442
Ratio of expenses to
  average net assets<F3>        0.21%     0.21%     0.21%     0.21%     0.21%     0.21%     0.21%     0.21%    0.21%      0.21%
Ratio of net investment
  income to average
  net assets<F3>                5.37%     5.78%     4.17%     3.06%     3.68%     6.10%     8.17%     9.26%    7.46%      7.31%
Portfolio turnover rate         <F4>      <F4>      <F4>      <F4>      <F4>      <F4>      <F4>      <F4>     <F4>       <F4>

Notes:
<F1> Components are computed and accumulated on a daily basis.
<F2> Total return is not annualized for the three months ended December 31,
1987. The total return information shown in this table does not reflect expenses that apply to the separate accounts investing in the Fund or to the insurance or variable annuity contracts. Inclusion of these charges would reduce the total return figures for all periods shown.
<F3> Computed on an annualized basis.
<F4> A portfolio turnover rate is not calculated for securities on which the maturity or expiration dates at the time of acquisition were one year or less.

The information in this table has been audited by KPMG Peat Marwick LLP, independent auditors. The independent auditors' report and additional information about the performance of the Fund are contained in the General American Capital Company Annual Report dated December 31, 1996. The annual report is not included with this prospectus but may be obtained without charge.

                                           GENERAL AMERICAN CAPITAL COMPANY
                                                FINANCIAL HIGHLIGHTS
                                                                    BOND INDEX FUND<F1>
                            --------------------------------------------------------------------------------------------------
                                                                                                                       Three
                              Year      Year      Year      Year      Year      Year      Year      Year      Year     months
                             ended     ended     ended     ended     ended     ended     ended     ended     ended     ended
                            December  December  December  December  December  December  December  December  December  December
                               31        31        31        31        31        31        31        31        31        31
                            --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
                              1996      1995      1994      1993      1992      1991      1990      1989      1988      1987
                            --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Net asset value,
  beginning of year<F2>     $ 20.59    $ 17.30   $ 18.03   $ 16.33   $ 15.32   $ 13.44   $ 12.32   $11.17   $ 10.46    $ 10.00
                            -------    -------   -------   -------   -------   -------   -------   ------   -------    -------
Income from operations:
Net investment income          1.29       1.25      1.06      1.07      1.09      1.08      1.03     0.98      0.90       0.22
Net realized and
  unrealized gain (loss)
  on investments              (0.67)      2.04     (1.79)     0.63     (0.08)     0.80      0.09     0.17     (0.19)      0.24
                            -------    -------   -------   -------   -------   -------   -------   ------   -------    -------
Net increase (decrease) in
  asset value per share        0.62      3.29     (0.73)     1.70      1.01      1.88      1.12      1.15      0.71       0.46
                            -------    -------   -------   -------   -------   -------   -------   ------   -------    -------
Net asset value,
  end of year               $ 21.21    $ 20.59   $ 17.30   $ 18.03   $ 16.33   $ 15.32   $ 13.44   $12.32   $ 11.17    $ 10.46
                            =======    =======   =======   =======   =======   =======   =======   ======   =======    =======

Total return<F3>               3.02%     19.02%    -4.04%    10.39%     6.57%    14.00%     9.09%   10.32%     6.78%      4.60%

Net assets, end of
  year (in thousands)       $38,015    $39,316   $26,458   $47,636   $20,217   $14,438   $11,137   $9,545   $ 6,571    $ 7,179
Ratio of expenses to
  average net assets<F4>       0.30%      0.30%     0.30%     0.30%     0.39%     0.42%     0.42%    0.43%     0.43%      0.43%
Ratio of net investment
  income to average
  net assets<F4>               6.26%      6.43%     6.19%     6.11%     6.89%     7.63%     8.12%    8.24%     8.25%      9.11%
Portfolio turnover rate       44.28%     35.35%    46.42%     8.80%    43.50%     2.23%    18.88%   28.57%    71.30%     11.44%

Notes:
<F1> Name and investment objective changed from Intermediate Bond Fund on
October 1, 1992.  The investment advisor charges changed from .375 percent to
 .250 percent of the average daily value of the net assets on October 1, 1992. The objective of the Bond Index Fund is to provide a rate of return that reflects the performance of the publicly traded bond market as a whole.
<F2> Components are computed and accumulated on a daily basis.
<F3> Total return is not annualized for the three months ended December 31,
1987. The total return information shown in this table does not reflect expenses that apply to the separate accounts investing in the Fund or to the insurance or variable annuity contracts. Inclusion of these charges would reduce the total return figures for all periods shown.
<F4> Computed on an annualized basis.

The information in this table has been audited by KPMG Peat Marwick LLP, independent auditors. The independent auditors' report and additional information about the performance of the Fund are contained in the General American Capital Company Annual Report dated December 31, 1996. The annual report is not included with this prospectus but may be obtained without charge.

                                           GENERAL AMERICAN CAPITAL COMPANY
                                                FINANCIAL HIGHLIGHTS
                                                                    MANAGED EQUITY FUND
                            --------------------------------------------------------------------------------------------------
                                                                                                                       Three
                              Year      Year      Year      Year      Year      Year      Year      Year      Year     months
                             ended     ended     ended     ended     ended     ended     ended     ended     ended     ended
                            December  December  December  December  December  December  December  December  December  December
                               31        31        31        31        31        31        31        31        31        31
                            --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
                              1996      1995      1994      1993      1992      1991      1990      1989      1988      1987
                            --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Net asset value,
  beginning of year<F1>     $ 20.93    $ 15.69   $ 16.27   $ 14.95   $ 14.02   $ 11.10   $ 11.45   $  8.73  $  7.82    $ 10.00
                            -------    -------   -------   -------   -------   -------   -------   -------  -------    -------
Income from operations:
Net investment income          0.68       0.58      0.43      0.32      0.35      0.38      0.38      0.26     0.28       0.06
Net realized and
  unrealized gain (loss)
  on investments               3.70       4.66     (1.01)     1.00      0.58      2.54     (0.73)     2.46     0.63      (2.24)
                            -------    -------   -------   -------   -------   -------   -------   -------  -------    -------
Net increase (decrease)
  in asset value per share     4.38       5.24     (0.58)     1.32      0.93      2.92     (0.35)     2.72     0.91      (2.18)
                            -------    -------   -------   -------   -------   -------   -------   -------  -------    -------
Net asset value,
  end of year               $ 25.31    $ 20.93   $ 15.69   $ 16.27   $ 14.95   $ 14.02   $ 11.10   $ 11.45  $  8.73    $  7.82
                            =======    =======   =======   =======   =======   =======   =======   =======  =======    =======

Total return<F2>              20.92%     33.37%    -3.58%     8.87%     6.66%    26.23%    -2.99%    31.07%   11.62%    -21.76%

Net assets, end of
  year (in thousands)       $48,587    $40,902   $31,487   $32,885   $29,401   $22,006   $14,769   $11,785  $ 7,303    $    78
Ratio of expenses to
  average net assets<F3>       0.47%      0.48%     0.49%     0.50%     0.51%     0.53%     0.57%     0.60%    0.60%      0.60%
Ratio of net investment
  income to average
  net assets<F3>               2.97%      3.14%     2.65%     2.07%     2.55%     2.99%     3.47%     2.62%    3.24%      2.81%
Portfolio turnover rate       36.44%     44.82%   103.93%    25.89%     9.34%    12.15%    28.38%    51.26%   15.54%      0.00%
Average commission rate<F4> $  0.04         --        --        --        --        --        --        --       --         --

Notes:
<F1> Components are computed and accumulated on a daily basis.
<F2> Total return is not annualized for the three months ended December 31,
1987. The total return information shown in this table does not reflect expenses that apply to the separate accounts investing in the Fund or to the insurance or variable annuity contracts. Inclusion of these charges would reduce the total return figures for all periods shown.
<F3> Computed on an annualized basis.
<F4> Computed only for funds that invest greater than 10 percent of the value of average net assets in equity securities. Computation represents total commissions paid divided by the sum of shares purchased and sold for which commissions were charged.

The information in this table has been audited by KPMG Peat Marwick LLP, independent auditors. The independent auditors' report and additional information about the performance of the Fund are contained in the General American Capital Company Annual Report dated December 31, 1996. The annual report is not included with this prospectus but may be obtained without charge.

                                           GENERAL AMERICAN CAPITAL COMPANY
                                                FINANCIAL HIGHLIGHTS
                                                                    ASSET ALLOCATION FUND
                            --------------------------------------------------------------------------------------------------
                                                                                                                       Three
                              Year      Year      Year      Year      Year      Year      Year      Year      Year     months
                             ended     ended     ended     ended     ended     ended     ended     ended     ended     ended
                            December  December  December  December  December  December  December  December  December  December
                               31        31        31        31        31        31        31        31        31        31
                            --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
                              1996      1995      1994      1993      1992      1991      1990      1989      1988      1987
                            --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Net asset value,
  beginning of year<F1>     $ 23.20    $ 18.00   $ 18.74   $ 17.11   $ 16.04   $ 13.39   $ 13.07   $ 10.90  $ 10.05    $ 10.00
                            -------    -------   -------   -------   -------   -------   -------   -------  -------    -------
Income from operations:
Net investment income          0.93       0.82      0.68      0.60      0.62      0.65      0.69      0.60     0.57       0.14
Net realized and
  unrealized gain (loss)
  on investments               2.70       4.38     (1.42)     1.03      0.45      2.00     (0.37)     1.57     0.28      (0.09)
                            -------    -------   -------   -------   -------   -------   -------   -------  -------    -------
Net increase (decrease)
  in asset value per share     3.63       5.20     (0.74)     1.63      1.07      2.65      0.32      2.17     0.85       0.05
                            -------    -------   -------   -------   -------   -------   -------   -------  -------    -------
Net asset value,
  end of year               $ 26.83    $ 23.20   $ 18.00   $ 18.74   $ 17.11   $ 16.04   $ 13.39   $ 13.07  $ 10.90    $ 10.05
                            =======    =======   =======   =======   =======   =======   =======   =======  =======    =======

Total return<F2>              15.66%     28.88%    -3.95%     9.55%     6.66%    19.81%     2.47%    19.91%    8.44%      0.47%

Net assets, end of
  year (in thousands)       $86,191    $73,387   $59,975   $65,070   $53.369   $21,149   $12,545   $ 5,244  $ 1,440    $   402
Ratio of expenses to
  average net assets<F3>       0.60%      0.60%     0.60%     0.60%     0.60%     0.60%     0.60%     0.60%    0.60%      0.60%
Ratio of net investment
  income to average
  net assets<F3>               3.77%      3.92%     3.70%     3.33%     3.80%     4.37%     5.41%     4.82%    5.04%      5.56%
Portfolio turnover rate       32.78%     33.74%    75.24%    27.59%    12.14%     5.14%    15.46%    28.06%   13.52%      0.00%
Average commission rate<F4> $  0.04         --        --        --        --        --        --        --       --         --

Notes:
<F1> Components are computed and accumulated on a daily basis.
<F2> Total return is not annualized for the three months ended December 31,
1987. The total return information shown in this table does not reflect expenses that apply to the separate accounts investing in the Fund or to the insurance or variable annuity contracts. Inclusion of these charges would reduce the total return figures for all periods shown.
<F3> Computed on an annualized basis.
<F4> Computed only for funds that invest greater than 10 percent of the value of average net assets in equity securities. Computation represents total commissions paid divided by the sum of shares purchased and sold for which commissions were charged.

The information in this table has been audited by KPMG Peat Marwick LLP, independent auditors. The independent auditors' report and additional information about the performance of the Fund are contained in the General American Capital Company Annual Report dated December 31, 1996. The annual report is not included with this prospectus but may be obtained without charge.

                                INVESTMENT FUNDS


      General American Capital Company ("Capital Company") offers five investment funds. These are: the S&P 500 Index Fund, the Money Market Fund, the Bond Index Fund, the Managed Equity Fund, and the Asset Allocation Fund (collectively called "the Funds"). Capital Company also offers three additional funds, through a separate prospectus. The financial results of these three funds are not expected to have any effect on Capital Company or the Funds described in this version of its Prospectus. Capital Company may also add or delete Funds.

      Shares of the Funds are offered to separate accounts established by General American Life Insurance Company ("General American"), an insurance company incorporated in Missouri, and its affiliates, as well as to separate accounts of non-affiliated insurance companies pursuant to the insurance laws of Missouri. Most of these separate accounts accept funds only from employee benefit plans. Some of the separate accounts are not registered with the Securities and Exchange Commission ("SEC") because they are not offered to the public at large and will not have more than 100 owners. General American Separate Accounts Two and Eleven, however, are registered with the SEC as unit investment trusts having Prospectuses of their own.


      General American has created General American Separate Account Two for funding variable annuity contracts and Separate Account Eleven for funding variable life insurance policies. The owners of such contracts or policies may allocate purchase or premium payments among the General Account of General American and Divisions of General American Separate Accounts Two and Eleven which correspond to the Funds. The Company currently does not foresee any disadvantages to the holders of variable annuity contracts and variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, Capital Company's Board of Directors intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. Actions might include requiring one separate account to withdraw from the Funds.

      Capital Company sells shares to Separate Account One of RGA Reinsurance Company, a company affiliated with General American. Capital Company also offers its shares to other insurance companies with which General American is affiliated, and to separate accounts of unaffiliated insurance companies.

      Shares of each Fund are both offered and redeemed at their net asset value without the addition of any sales load or redemption charge. See "OFFERING AND REDEMPTION OF SHARES" on pages l6 - 17.


      The investment adviser for Capital Company is Conning Asset Management Company (the "Investment Adviser"), a wholly-owned subsidiary of General American. Conning Asset Management Company was formerly known as General American Investment Management Company.


                       INVESTMENT OBJECTIVES AND POLICIES

      The investment objective and policies of each Fund are described on the next few pages. The investment objective of a Fund, and certain investment restrictions that are discussed in the Statement of Additional Information, may be changed only with the approval of the shareholders of each Fund that is affected by such change. The investment policies used to achieve a Fund's objectives may be changed by Capital Company's Board of Directors without a vote of shareholders.

      Because investment involves both opportunities for gain and risk of loss, no assurance can be given that the Funds will achieve their objectives. Prospective purchasers of insurance and annuity contracts participating in the Funds should carefully review the objectives and policies of the Funds and consider their ability to assume the risks involved before allocating amounts to Funds other than the General Account. An investment in any Fund should be considered as a part of an overall investment program rather than as a complete investment program.

      The Funds are subject to certain types of risk, including varying degrees of market risk, financial risk, and current income volatility. Market risk refers to the possibility the price of the security will decline in response to changes in conditions in the securities markets in general and, with particular reference to debt securities, changes in the overall level of interest rates. Financial risk refers to the ability of an issuer of a debt security to pay principal and interest when due, and to the earnings stability and overall financial soundness of an issuer of an equity security. Current income volatility refers to the degree and rapidity with which changes in dividend payments and the overall level of interest rates become reflected in the level of current income of the Funds.

      More about the investment characteristics of and risks associated with the Funds is contained in the Statement of Additional Information. See "DESCRIPTION OF CERTAIN INVESTMENTS" in the Statement of Additional Information.

                             THE S&P 500 INDEX FUND

      INVESTMENT OBJECTIVE. The objective of the S&P 500 Fund is to obtain investment results that parallel the price and yield performance of publicly-traded common stocks in the aggregate. The Fund uses the Standard & Poor's 500 Common Stock Index ("S&P 500" or "Index") as its standard for performance comparison. The Fund attempts to duplicate the performance of the S&P 500 and includes dividend income as another component of the Fund's total return. The Fund is not managed by Standard & Poor's.

      INVESTMENT POLICIES. The portfolio is composed of a large number of stock issues drawn from the S&P 500. Issues of bankrupt companies and companies whose stock would not be eligible for purchase under Missouri insurance law will not be purchased. The Fund may not invest in all the stocks in the S&P 500. In attempting to parallel the performance of the Index, the Fund uses a sector sampling method. Sector sampling calls for the Investment Adviser to maintain approximately the same mix of industrial sectors in the Fund that the S&P 500 has, while not necessarily holding all of the stocks in each S&P 500 industrial sector.

      The decision on what stocks in a sector the Fund should buy is affected by the "minimum position size," or minimum dollar amount which the Fund will invest in round lots (100 shares or multiples of 100) of a stock. Thus, if a company's stocks represent 40% of its S&P 500 sector, measured in terms of capitalization, then the Fund will devote a substantial fraction of the amount it has to invest in that S&P 500 sector to the stocks of that company. Such a large holding would not exceed the company's proportion of the S&P 500 (40% of its sector in this example) but, given the relatively small size of the Fund and its decision not to buy fewer shares than the minimum position, it might be that purchases of the stocks of companies that are relatively less important in their sector will be limited to amounts necessary to make the Fund's sector similar in relative size to the weight of the same sector in the S&P 500. That is, smaller company stocks would be used to round out the holdings in a sector dominated by one or two large companies.

      If the Fund grows, it will be able to buy more of the S&P 500 stocks and make its industrial sectors more closely approximate the composition of the Index's sectors, at the same time bringing the Fund more closely into conformity with the overall composition of the Index. Dividend income will be reinvested in stocks so as to keep the portfolio composition similar to the Index. The goal is to have all Fund assets invested in qualified stocks at all times. Stock index futures contracts may be used for hedging, where the sums involved are too small to be directly invested in a minimum position size and in proper relation to the Index.

      RISK FACTORS. The Fund will not seek to out-perform the chosen Index but to match it, before consideration of fund expenses, which means that the Fund will be allowed to decline in asset value when the prices of most common stocks decline. This high level of market risk is offset by the relatively low degree of risk that the large companies whose shares are owned will encounter financial difficulty, and the corresponding protection against financial risk afforded by the Fund's extensive diversification. There is no guarantee that the Fund will duplicate the performance of the Index.

                             THE MONEY MARKET FUND

      INVESTMENT OBJECTIVE. The objective of the Money Market Fund is to obtain the highest level of current income which is consistent with the preservation of capital and maintenance of liquidity.

      INVESTMENT POLICIES. The Fund invests only in: (1) obligations of the U.S. Government; (2) obligations issued by agencies or instrumentalities of the United States Government; (3) instruments that are secured or collateralized by obligations of the United States Government, its agencies, or its instrumentalities; (4) short-term obligations of United States banks and savings and loan associations and companies having assets of more than $1,000,000,000; (5) instruments fully secured or collateralized by such bank and savings and loan obligations; (6) dollar denominated short-term obligations of foreign banks, foreign branches of foreign or U.S. banks (referred to as "Eurodollars"), and short-term obligations of U.S. branches and agencies of foreign banks (referred to as "Yankee dollars"); (7) commercial paper and short-term corporate debt securities rated in one of the two highest categories for short term debt securities by at least two nationally recognized securities rating services or one such service if only one has rated the security (see the Appendix for a description of commercial paper ratings); (8) corporate or other notes guaranteed by letters of credit from banks in the United States (satisfying the criteria described in (4), above) or collateralized by United States Government obligations; and (9) obligations of (i) consumer and commercial finance companies, (ii) securities brokerage companies, (iii) leasing companies, and (iv) insurance companies. Certain of these obligations may be variable or floating rate instruments.

      The Fund will enter into repurchase agreements under which it purchases securities, subject to agreement by the seller to repurchase the securities at a higher price on a specified date, with the gain establishing the yield during the Fund's holding period. The Adviser, under general policies established by the Company's Directors, reviews the creditworthiness of the other party to any repurchase agreement, and will only enter into repurchase agreements with parties whose credit is deemed satisfactory. If the seller becomes bankrupt, the Fund may experience delays in recovering its money, fail to recover part or all of its investment, and incur costs in disposing of the securities used as collateral for the sellers repurchase obligation.

      The Fund may also enter into reverse repurchase agreements when the Adviser considers them to be advantageous to the Fund and only for temporary liquidity purposes not to exceed 60 days, without renewal or extension. Reverse repurchase agreements permit the Fund to leverage its investment portfolio by selling securities while agreeing to repurchase them at an agreed time and price. The bankruptcy of the other party to a reverse repurchase agreement could cause the Fund to experience delays in recovering its securities. If, in the meantime, the value of the securities fluctuated, the Fund could experience a loss.

      The Fund will not invest in "firm commitments" or "when issued" securities.


      The Fund may only invest in U.S. dollar-denominated instruments that are determined to present minimal credit risks and that, at the time of acquisition, are rated in one of the two highest rating categories by at least two nationally recognized securities rating organizations ("NRSROs") or by the only NRSRO that has rated the instrument, or in the case of unrated instruments, have been determined to be of comparable quality to either of the above. The Fund's investments must also meet the maturity and diversification requirements applicable to money market funds.


        See "Investment Policies" in the Statement of Additional Information for information about the quality of the securities in which the Fund may invest and more complete descriptions of repurchase agreements and other obligations that the Fund may hold.

      RISK FACTORS. The principal risks associated with the investment in the Money Market Fund are the risk of fluctuations in the short-term interest rates, the risks associated with entering into repurchase agreements described above, and the risk of default among one or more issuers of securities which comprise the Fund's assets.

                              THE BOND INDEX FUND

      The Bond Index Fund began its current operations on October 1, 1992. On that date the portfolio of the Intermediate Bond Fund was adjusted to reflect the investment objective of the Bond Index Fund and the Intermediate Bond Fund ceased to exist. The historical performance of the Intermediate Bond Fund, shown in this Prospectus, should not be viewed as historical financial data of the Bond Index Fund.

      INVESTMENT OBJECTIVE. The objective of the Bond Index Fund is to provide a rate of return that reflects the performance of the publicly-traded bond market as a whole. The Fund uses the Lehman Brothers
Government/Corporate Bond Index as its standard for performance comparison.

      INVESTMENT POLICIES. The portfolio will consist of bond issues drawn from the Lehman Brothers Government/Corporate Bond Index. This Index is composed of approximately 5,000 corporate and U.S. Government debt issues rated Baa or better, with at least one year to maturity and with a total par value of at least $25 million outstanding. The Index is weighted by the market value of the issues included in the Index. The Fund will not invest in all the bonds in the Index. In attempting to parallel the performance of the Index, the Fund uses a sampling method. Sampling calls for the Investment Adviser to maintain approximately the same mix of sectors, as measured by quality and duration, that the Index has, while not holding all of the bonds in each Index sector. Some money market investments such as those held by the Money Market Fund may be purchased, but they must meet the quality criteria set forth above. Fixed income obligations of the U.S. Government and its agencies and instrumentalities will also be included in the Fund's portfolio from time to time. The emphasis of the Fund will be on bonds with maturities in the range of those associated with the Lehman Brothers Government/Corporate Bond Index.

      This Fund will not concentrate in any segment of industry, nor in any rating category. The Fund will be diversified in accordance with the diversification of the Lehman Brothers Government/Corporate Bond Index.

      RISK FACTORS. The Fund will not seek to outperform the Index but to match it, which means the Fund's value will decline when bond prices decline. Interest rate changes can have a powerful effect on the value of fixed bond portfolios of this quality level and maturity. Therefore, this Fund should be regarded as having a moderate level of market risk and current income volatility, while being subject to relatively little risk that the bond issuers will default (financial risk).


                            THE MANAGED EQUITY FUND

      INVESTMENT OBJECTIVE. The objective of the Managed Equity Fund is to obtain long-term growth from investment in common stocks. Securing current income is a secondary objective.

      INVESTMENT POLICIES. This Fund invests in common stocks of companies that are expected to benefit from changes in secular and cyclical trends and which are considered to be undervalued based on historical valuation criteria.

      The Fund's investments are made with the philosophy that a high-quality, diversified portfolio of undervalued securities will outperform the market over the longer term, as well as preserve principal in a difficult market environment. The opportunity to purchase securities at less than their underlying value arises from the market's less-than-perfect ability to forecast the future, plus the market's bias toward overvaluing exciting companies and underestimating those which are generally out of favor.

      Investments considered attractive for the Fund will normally have the following characteristics:

1. Stocks selling at a relatively low price-earnings ratio or a relatively low price-to-book ratio, and having a high dividend yield.
2. Stocks which are undervalued relative to their earning power, break-up value, and inherent profitability.
3. Stocks which have under-performed the general market due to a lower level of investor expectations regarding the earnings outlook.
4. Stocks whose issuers are of high quality, exhibiting sound financial strength.


      In managing this Fund, the Investment Adviser takes a long-term investment approach. Emphasis is placed on a stock's value rather than the potential for a short-term change in its general market price. The Fund will invest only in common stocks issued by companies that the Investment Adviser believes are high in quality, and the portfolio will be diversified as to types of industries.


      RISK FACTORS. The composition of this Fund will change, as it is not attempting to parallel an index of identified stocks. Financial risk should be reduced by the active management of this account but the Fund will be subject to the risk that the prices of most publicly-traded stocks might decline (market risk). Portfolio turnover (discussed on the next page) will be relatively low for this Fund.

                           THE ASSET ALLOCATION FUND

      INVESTMENT OBJECTIVE. The primary objective of the Asset Allocation Fund is to obtain a high rate of long-term total return, composed of capital growth and income payments. Preservation of capital is the secondary objective and chief limit on investment risks.

      INVESTMENT POLICIES. This Fund will invest in common stocks, publicly-traded bonds of intermediate maturity, and money market instruments. It will observe the same quality restrictions on such investments as are observed by the related Funds which specialize in one investment medium. The mixture of investments by type will vary as the Investment Adviser exercises its discretion in its effort to produce the highest total return consistent with prudence and preservation of capital. At times, the emphasis will be on capital growth; at other times income will be given a higher priority than growth. The Investment Adviser will respond to economic circumstances in structuring the portfolio, with total return as the key factor.

      RISK FACTORS. As with the Managed Equity Fund, the active management of this Fund is apt to produce a higher level of portfolio turnover than the S&P 500 Index Fund or the Bond Index Fund have. Individuals who direct premium dollars into this Fund are relying more on the skill of the Investment Adviser to build and maintain an appropriate portfolio than they are when they select a fund that is devoted to a single investment medium. The Fund may, at times, be subject to high levels of market and financial risk and income volatility. These risks will always be present to some degree.


                            INVESTMENT RESTRICTIONS

      Investments of the Funds are further restricted by certain policies that may not be changed without a vote of shareholders. See "INVESTMENT RESTRICTIONS" in the Statement of Additional Information.

                               PORTFOLIO TURNOVER

      The annual rate at which the composition of each Fund changes is referred to as the portfolio turnover rate, which is defined as the lesser of the purchases or sales of securities in a Fund stated as a percentage of the assets in the Fund. Portfolio turnover reflects the extent of trading in the portfolio, and trading is usually accompanied by the payment of commissions to brokers. Commission expenses will reduce the return on a Fund. Portfolio turnover should vary among the different Funds, as well as over time. Actual turnover figures are included in the Financial Highlights on pages 4 through 8.

      The S&P 500 Index Fund is not likely to experience turnover in excess of 50% per year as its portfolio will always be structured so as to parallel the Standard & Poor's 500 stocks.


      The Bond Index Fund is not likely to experience turnover in excess of 50% as its portfolio will always be structured to parallel the Lehman Brothers Government/Corporate Bond Index.


      The Managed Equity Fund and the Asset Allocation Fund are liable to have turnover in excess of 200% at times, as they will be actively managed in pursuit of their objectives.


                           MANAGEMENT OF THE COMPANY


      The Board of Directors of Capital Company is responsible for the management of Capital Company's business and affairs, and creates and supervises the execution of the investment policies of Capital Company, which are administered by the Investment Adviser (Conning Asset Management Company, an affiliate of General American and formerly known as General American Investment Management Company). The Investment Adviser was formed in 1982 to manage General American's separate accounts and funds of affiliated clients. The Investment Adviser's address is 700 Market Street, St. Louis, Missouri 63101, the same address as that of General American. The Investment Adviser selects investments and provides investment advice and some administrative services for all of Capital Company's Funds. In addition, the Investment Adviser reviews the practices of broker-dealers buying and selling investments for Capital Company.

      The manager of the S&P 500 Index Fund, Money Market Fund, Bond Index Fund, Managed Equity Fund, and Asset Allocation Fund is Douglas R. Koester, CFA, senior vice president of Conning Asset Management Company (the Investment Adviser). He has managed the S&P 500 Index Fund, Money Market Fund, Bond Index Fund, and Asset Allocation Fund since their inception October 1, 1987, and has managed the Managed Equity Fund since March 1, 1997. Mr. Koester earned bachelor's and master's degrees from Washington University (St. Louis, Missouri). He has served as vice president of the Investment Adviser since 1986.

      As of December 1996, the Investment Adviser provided investment advice to 45 clients that were unaffiliated with General American, and to 30 separate accounts of General American.


      For its services to the Funds, the Investment Adviser charges a fee that is accrued daily against each Fund. The fees charged each Fund, except the Managed Equity Fund, stated as an annual percentage of the average daily value of the net assets, are:

      S&P 500 Index Fund                        .25 %
      Money Market Fund                         .125%
      Bond Index Fund                           .25 %
      Asset Allocation Fund                     .50 %

      The fee charged the Managed Equity Fund is stated as a series of annual percentages of the average daily value of the net assets of that Fund. The percentages decrease with respect to assets of the Fund above certain amounts, as follows:

                     Assets                           Total Fee
                     ------                           ---------
               First $10 million                      .40%
               Next $20 million                       .30%
               Balance over $30 million               .25%

      General American and the Investment Adviser perform certain administrative services and also pay certain administrative expenses for Capital Company. These services and expenses include: recording the issuance and redemption of shares of Capital Company; valuing the liabilities of each Fund; computing the daily income and net asset value of each Fund; recommending independent auditors and custodians, and coordinating and supervising their activities; preparing and filing tax returns, reports and filings that pertain to federal and state securities laws; scheduling and planning the agenda for meetings of Capital Company's directors and shareholders; paying directors who are not interested persons of Capital Company, including any travel expenses they may have; printing and distributing communications to current shareholders of Capital Company, and paying for such printing and distribution; paying insurance premiums; paying charges and expenses of the custodian, accountants, and counsel; and maintaining records not otherwise maintained.


      General American charges Capital Company a fee for these services and expenses, at an annual rate based on the average daily value of the net assets in each Fund, as follows:

      S&P 500 Index Fund                          .05%
      Money Market Fund                           .08%
      Bond Index Fund                             .05%
      Managed Equity Fund                         .10%
      Asset Allocation Fund                       .10%


                                 CAPITAL STOCK

      Capital Company issues a separate series of capital stock for each Fund. Each share of capital stock issued with respect to a Fund has a pro rata interest in the net assets of the Fund. Each share of capital stock is entitled to one vote on all matters submitted to a vote of shareholders of Capital Company, and fractional shares are entitled to a corresponding fractional vote. An affirmative vote of a majority of the outstanding shares of each Fund affected by any matter is required for any action to be approved by the shareholders of Capital Company. Shares of a Fund will be voted separately from shares of other Funds, however, on matters affecting only that Fund, such as approval of the investment advisory agreement, an investment sub-advisory agreement, or changes in the fundamental investment objectives or restrictions of a Fund. The assets of each Fund are charged with the liabilities of the Fund and a proportionate share of the general liabilities of Capital Company. All shares may be redeemed at any time.

                              TAXES AND DIVIDENDS

      For federal income tax purposes, each Fund is treated as a separate entity. Each Fund intends to qualify and elect to be taxed as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the "Code"). If each Fund qualifies as a "regulated investment company" and complies with the provisions of the Code relieving regulated investment companies which distribute substantially all of their net income (both ordinary income and capital gain) from federal income tax and the 4% nondeductible federal excise tax, each Fund will be relieved of such taxes on the amounts distributed. (See the Statement of Additional Information for a more detailed discussion.)

      Since the sole shareholders of Capital Company will be separate accounts of General American, separate accounts of General American affiliates, and separate accounts of unaffiliated companies, no discussion is included herein as to federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to purchasers of variable annuity contracts funded by General American Separate Account Two or of the flexible premium variable life insurance policies funded by General American Separate Account Eleven, see the respective Prospectuses for those contracts or policies.

                       OFFERING AND REDEMPTION OF SHARES

      Shares of capital stock of each Fund of Capital Company are offered to separate accounts of General American, separate accounts of insurance companies affiliated with General American, and separate accounts of unaffiliated insurance companies.

      Shares are sold and redeemed at their net asset value as next determined following receipt by a separate account of premium payments, surrender requests under policies, loan payments, transfer requests, and similar or related transactions. There is no selling commission or redemption charge.


      Net asset value is determined as of the close of trading (4 p.m. Eastern time) on the New York Stock Exchange on each day during which the Exchange is open, except the day after Thanksgiving, when Capital Company is closed, provided, however, if the day after Thanksgiving is the last business day of the month then net asset value is determined that day.


      An equity security listed on a stock exchange is valued at the composite sale price on all exchanges. Securities traded in the over-the-counter market are valued at the closing sale price, and if closing sale prices are not available, at the latest available bid price.

      Occasionally, events affecting the values of such securities may occur after the close of the New York Stock Exchange. If, during such periods, events occur which materially affect the value of the securities of a Fund, such securities will be valued at fair value as determined in good faith by or under the direction of the Board of Directors of Capital Company.

      Debt instruments with maturities of 60 days or less are valued on an amortized cost basis. This means a purchased instrument is valued at cost on the date of purchase or, in the case of securities purchased more than 60 days prior to maturity, at the market value on the 61st day before maturity. Thereafter a constant rate of amortization of any discount or premium and of accrual of interest income is assumed, regardless of any intervening change in general interest rates or the market value of the instrument. Other debt instruments are valued at market value, provided market quotations are readily available.

      All other assets are valued at their fair value as determined in good faith by, or under the direction of, the Board of Directors of Capital Company.

      Further discussion of asset valuation methods is included in the Statement of Additional Information under the heading "DETERMINATION OF NET ASSET VALUE."


                           PENDING LEGAL PROCEEDINGS

  There are no legal proceedings pending to which Capital Company is a party.


                   CONTRACT OWNER AND POLICYHOLDER INQUIRIES

                        Inquiries should be directed to:

VUL Administration                              Variable Annuity Administration
General American Life Insurance Company         P.O. Box 14490
P.O. Box 14490                                  St. Louis, Missouri 63178-4490
St. Louis, Missouri 63178-4490                  Telephone: 1-800-449-6447
Telephone: 1-800-638-9294

                                    APPENDIX

DESCRIPTION OF CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.

      Aaa-Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are commonly referred to as "gilt-edged." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuations of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than Aaa securities.

      A-Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa-Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

      Ba-Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B-Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa-Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca-Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C-Bonds which are rated C are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Moody's applies numerical modifiers, 1,2, and 3, in each generic rating classification from Aa through B in its corporate bond rating system. The modifier l indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S CORPORATION

      AAA-This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

      AA-Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

      A-Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

      BBB-Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

      BB-B-CCC-CC-Bonds rated BB, B, CCC, and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

      C-The rating C is reserved for income bonds on which no interest is being paid.

      D-Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

      The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to relative standing within the major rating categories.


DESCRIPTION OF COMMERCIAL PAPER RATINGS

      Commercial paper rated A-1 by Standard & Poor's has the following characteristics. Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2, or A-3.

      The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's Investor's Service, Inc. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trends of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be presented or may arise as a result of public interest questions and preparations to meet such obligations.

                       GENERAL AMERICAN CAPITAL COMPANY

                            Prospectus Version C

                       GENERAL AMERICAN CAPITAL COMPANY
                    700 MARKET STREET, ST. LOUIS, MO 63101
                               (314) 231-1700

      General American Capital Company ("Capital Company") is an open-end diversified management investment company which was incorporated in Maryland on November 15, 1985, and commenced operations on October 1, 1987. Capital Company offers variable life insurance and variable annuity purchasers a single fund that operates as a distinct investment vehicle. The name and investment objective of the Fund is as follows:


            MONEY MARKET FUND: The investment objective of the Money Market Fund (sometimes referred to herein as "the Fund") is to obtain the highest level of current income that is consistent with the preservation of capital and maintenance of liquidity. This fund invests primarily in high-quality, short-term money market instruments. AN INVESTMENT IN THE MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT.


      There can be no assurance that the investment objective of the Money Market Fund will be achieved.

      This Prospectus sets forth basic information about Capital Company and the Money Market Fund, and information that a prospective investor ought to know before investing.

      A Statement of Additional Information for Capital Company has been filed with the Securities and Exchange Commission and is incorporated herein by reference. This Statement is available upon request and without charge from Capital Company at the address or telephone number above. Other inquiries about Capital Company should be directed to the company at the same address or telephone number.

        This Prospectus should be read and retained for future reference.

         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED
              UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
          ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                       -----------------------------

                The Date of this Prospectus is April 30, 1997.

     The Date of the Statement of Additional Information is April 30, 1997.

                   TABLE OF CONTENTS

                                                   PAGE
                                                   ----
Table of Fees and Expenses                           3

Financial Highlights                                 4

Investment Fund                                      5

Investment Objectives And Policies                   6

      Money Market Fund
          Investment Objective                       6
          Investment Policies                        6
          Risk Factors                               8

Investment Restrictions                              8
Management of the Company                            8
Capital Stock                                        9
Taxes and Dividends                                 10
Offering and Redemption of Shares                   10
Pending Legal Proceedings                           11
Contract Owner and Policyholder Inquiries           11
Appendix                                           A-1

                         TABLE OF FEES AND EXPENSES

SHAREHOLDER TRANSACTION EXPENSES

      General American Capital Company makes no charge at the time of sale, when dividends are reinvested, or upon a redemption or exchange, whether partial or whole.

ANNUAL FUND OPERATING EXPENSES      (as a percentage of average net assets)

            Investment Advisory Fees
               Money Market Fund                       .125%

            Administration Fees
               Money Market Fund                       .08 %

            Total Fund Operating Expenses
               Money Market Fund                       .205%

--------------
      Money enters the Money Market Fund through separate accounts (see page
5) which may levy additional fees. The insurance or annuity contract giving access to the separate account, together with a separate account Prospectus if there is one, should be consulted for information on such fees.

EXAMPLE

      You would pay the following cumulative expenses on a $1,000 investment, assuming: (1) a 5% annual return, and (2) redemption at the end of each time period.

                                    l Year   3 Years   5 Years   10 Years
                                    ------   -------   -------   --------
      Money Market Fund              $2.10    $6.61    $11.56     $26.17

      Because there is no redemption fee, you would pay the same amounts if you did not redeem at the end of the time period specified.

      The purpose of the foregoing tables and the example is to assist in understanding the various costs and expenses that an investor will bear directly or indirectly. This example should not be considered a representation of past or future expenses. Actual expenses may differ from those in the example.

                                           GENERAL AMERICAN CAPITAL COMPANY
                                                FINANCIAL HIGHLIGHTS
                                                                    MONEY MARKET FUND
                            --------------------------------------------------------------------------------------------------
                                                                                                                       Three
                              Year      Year      Year      Year      Year      Year      Year      Year      Year     months
                              ended     ended     ended     ended     ended     ended     ended     ended     ended    ended
                            December  December  December  December  December  December  December  December  December  December
                               31        31        31        31        31        31        31        31        31        31
                            --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
                              1996      1995      1994      1993      1992      1991      1990      1989      1988      1987
                            --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Net asset value,
  beginning of year<F1>     $  16.34   $ 15.42   $ 14.80   $ 14.36   $ 13.85   $ 13.04   $ 12.03   $ 10.98  $ 10.18    $ 10.00
Income from operations:
Net investment income           0.90      0.92      0.62      0.44      0.51      0.81      1.01      1.05     0.80       0.18
                            --------   -------   -------   -------   -------   -------   -------   -------  -------    -------
Net asset value,
  end of year               $  17.24   $ 16.34   $ 15.42   $ 14.80   $ 14.36   $ 13.85   $ 13.04   $ 12.03  $ 10.98    $ 10.18
                            ========   =======   =======   =======   =======   =======   =======   =======  =======    =======

Total return<F2>                5.51%     5.96%     4.21%     3.07%     3.71%     6.19%     8.43%     9.56%    7.76%      1.86%

Net assets, end of year
  (in thousands)            $101,426   $70,574   $93,339   $84,430   $84,880   $84,090   $85,901   $53,648  $52,323    $56,442
Ratio of expenses to
  average net assets<F3>        0.21%     0.21%     0.21%     0.21%     0.21%     0.21%     0.21%     0.21%    0.21%      0.21%
Ratio of net investment
  income to average
  net assets<F3>                5.37%     5.78%     4.17%     3.06%     3.68%     6.10%     8.17%     9.26%    7.46%      7.31%
Portfolio turnover rate         <F4>      <F4>      <F4>      <F4>      <F4>      <F4>      <F4>      <F4>     <F4>       <F4>

Notes:
<F1> Components are computed and accumulated on a daily basis.
<F2> Total return is not annualized for the three months ended December 31,
1987. The total return information shown in this table does not reflect expenses that apply to the separate accounts investing in the Fund or to the insurance or variable annuity contracts. Inclusion of these charges would reduce the total return figures for all periods shown.
<F3> Computed on an annualized basis.
<F4> A portfolio turnover rate is not calculated for securities on which the maturity or expiration dates at the time of acquisition were one year or less.

The information in this table has been audited by KPMG Peat Marwick LLP, independent auditors. The independent auditors' report and additional information about the performance of the Fund are contained in the General American Capital Company Annual Report dated December 31, 1996. The annual report is not included with this prospectus but may be obtained without charge.

                            INVESTMENT FUND

      General American Capital Company ("Capital Company") offers a single investment fund, the Money Market Fund ("the Fund"), through this prospectus. Capital Company also offers seven additional funds, through a separate prospectus. The financial results of these seven funds are not expected to have any effect on Capital Company or the Money Market Fund described in this version of its Prospectus. Capital Company may also add or delete Funds.

      Shares of the Money Market Fund are currently offered to separate accounts established by General American Life Insurance Company ("General American"), an insurance company incorporated in Missouri, and its affiliates, as well as to separate accounts of non-affiliated insurance companies, pursuant to the insurance laws of Missouri. Most of these separate accounts accept funds only from employee benefit plans. Some of the separate accounts are not registered with the Securities and Exchange Commission ("SEC") because they are not offered to the public at large and will not have more than 100 owners. General American Separate Accounts Two and Eleven, however, are registered with the SEC as unit investment trusts having Prospectuses of their own.

      General American has created General American Separate Account Two for funding variable annuity contracts and Separate Account Eleven for funding variable life insurance policies. The owners of such contracts or policies may allocate purchase or premium payments among the General Account of General American and Divisions of General American Separate Accounts Two and Eleven. The Company currently does not foresee any disadvantages to the holders of variable annuity contracts and variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, Capital Company's Board of Directors intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. Actions might include requiring one separate account to withdraw from the Money Market Fund.

      Capital Company sells shares to Separate Account One of RGA Reinsurance Company, a company affiliated with General American. Capital Company also offers its shares to other insurance companies with which General American is affiliated, and to separate accounts of unaffiliated insurance companies.

      Shares of the Money Market Fund are both offered and redeemed at their net asset value without the addition of any sales load or redemption charge. See "OFFERING AND REDEMPTION OF SHARES" on page 10.

      The investment adviser for Capital Company is Conning Asset Management Company (the "Investment Adviser"), a wholly-owned subsidiary of General American. Conning Asset Management Company was formerly known as General American Investment Management Company.

                 INVESTMENT OBJECTIVES AND POLICIES

      The investment objective and policies of the Money Market Fund are described below and on the next page. The investment objective of the Fund, and certain investment restrictions that are discussed in the Statement of Additional Information, may be changed only with the approval of the shareholders of the Fund. The investment policies used to achieve the Fund's objectives may be changed by Capital Company's Board of Directors without a vote of shareholders.

      Because investment involves both opportunities for gain and risk of loss, no assurance can be given that the Fund will achieve its objective. Prospective purchasers of insurance and annuity contracts participating in the Fund should carefully review the objectives and policies of the Fund and consider their ability to assume the risks involved before allocating amounts to the Fund. An investment in the Fund should be considered as a part of an overall investment program rather than as a complete investment program.

      The Fund is subject to certain types of risk, including varying degrees of market risk, financial risk, and current income volatility. Market risk refers to the possibility the price of the security will decline in response to changes in conditions in the securities markets in general and, with particular reference to debt securities, changes in the overall level of interest rates. Financial risk refers to the ability of an issuer of a debt security to pay principal and interest when due, and to the earnings stability and overall financial soundness of an issuer of an equity security. Current income volatility refers to the degree and rapidity with which changes in dividend payments and the overall level of interest rates become reflected in the level of current income of the Fund.

      More about the investment characteristics and risks associated with the Fund is contained in the Statement of Additional Information. See "Description of Certain Investments" in the Statement of Additional Information.

                        THE MONEY MARKET FUND

      INVESTMENT OBJECTIVE. The objective of the Money Market Fund is to obtain the highest level of current income which is consistent with the preservation of capital and maintenance of liquidity.

INVESTMENT POLICIES. The Fund invests only in: (1) obligations of the U.S. Government; (2) obligations issued by agencies or instrumentalities of the United States Government; (3) instruments that are secured or collateralized by obligations of the United States Government, its agencies, or its instrumentalities; (4) short-term obligations of United States banks and savings and loan associations and companies having assets of more than $1,000,000,000; (5) instruments fully secured or collateralized by such bank and savings and loan obligations; (6) dollar denominated short-term obligations of foreign banks, foreign branches of foreign or U.S. banks (referred to as "Eurodollars"), and short-term obligations of U.S. branches and agencies of foreign banks (referred to as "Yankee dollars"); (7) commercial paper and short-term corporate debt securities rated in one of the two highest categories for short term debt securities by at least two nationally recognized securities rating services or one such service if only one has rated the security (see the Appendix for a description of commercial paper ratings); (8) corporate or other notes guaranteed by letters of credit from banks in the United States (satisfying the criteria described in (4), above) or collateralized by United States Government obligations; and (9) obligations of (i) consumer and commercial finance companies, (ii) securities brokerage companies, (iii) leasing companies, and
(iv) insurance companies. Certain of these obligations may be variable or floating rate instruments.

The Fund will enter into repurchase agreements under which it purchases securities, subject to agreement by the seller to repurchase the securities at a higher price on a specified date, with the gain establishing the yield during the Fund's holding period. The Investment Adviser, under general policies established by the Company's Directors, reviews the creditworthiness of the other party to any repurchase agreement, and will only enter into repurchase agreements with parties whose credit is deemed satisfactory. If the seller becomes bankrupt, the Fund may experience delays in recovering its money, fail to recover part or all of its investment, and incur costs in disposing of the securities used as collateral for the sellers repurchase obligation.

      The Fund may also enter into reverse repurchase agreements when the Adviser considers them to be advantageous to the Fund and only for temporary liquidity purposes not to exceed 60 days, without renewal or extension. Reverse repurchase agreements permit the Fund to leverage its investment portfolio by selling securities while agreeing to repurchase them at an agreed time and price. The bankruptcy of the other party to a reverse repurchase agreement could cause the Fund to experience delays in recovering its securities. If, in the meantime, the value of the securities fluctuated, the Fund could experience a loss.

      The Fund will not invest in "firm commitments" or "when issued" securities.

      The Fund may only invest in U.S. dollar-denominated instruments that are determined to present minimal credit risks and that, at the time of acquisition, are rated in one of the two highest rating categories by at least two nationally recognized securities rating organizations ("NRSROs") or by the only NRSRO that has rated the instrument, or in the case of unrated instruments, have been determined to be of comparable quality to either of the above. The Fund's investments must also meet the maturity and diversification requirements applicable to money market funds.

      See "Investment Policies" in the Statement of Additional Information for information about the quality of the securities in which the Fund may invest and more complete descriptions of repurchase agreements and other obligations that the Fund may hold.

      RISK FACTORS. The principal risks associated with the investment in the Money Market Fund are the risk of fluctuations in the short-term interest rates, the risks associated with entering into repurchase agreements described above, and the risk of default among one or more issuers of securities which comprise the Fund's assets.


                       INVESTMENT RESTRICTIONS

      Investments of the Money Market Fund are further restricted by certain policies that may not be changed without a vote of shareholders. See "INVESTMENT RESTRICTIONS" in the Statement of Additional Information.

                      MANAGEMENT OF THE COMPANY

      The Board of Directors of Capital Company is responsible for the management of Capital Company's business and affairs, and creates and supervises the execution of the investment policies of Capital Company, which are administered by the Investment Adviser (Conning Asset Management Company, an affiliate of General American Life Insurance Company and formerly known as General American Investment Management Company). The Investment Adviser was formed in 1982 to manage General American's separate accounts and funds of affiliated clients. The Investment Adviser's address is 700 Market Street, St. Louis, Missouri 63101, the same address as that of General American. The Investment Adviser provides investment advice and some administrative services for Capital Company's Funds, including selecting investments and reviewing the practices of broker-dealers buying and selling investments for Capital Company.

      The manager of the Money Market Fund is Douglas R. Koester, CFA, senior vice president of Conning Asset Management Company (the Investment Adviser). He has managed the Fund since its inception October 1, 1987. Mr. Koester earned bachelor's and master's degrees from Washington University (St. Louis, Missouri). He has served as vice president of Conning Asset Management Company since 1986.

      As of December 1996, the Investment Adviser provided investment advice to 45 clients that were unaffiliated with General American, and to 30 separate accounts of General American.

      For its services to the Fund, the Investment Adviser charges a fee that is accrued daily against the Fund. The fee charged the Fund, stated as an annual percentage of the average daily value of the net assets, is .125%.

      General American and the Investment Adviser perform certain administrative services and also pay certain administrative expenses for Capital Company. These services and expenses include: recording the issuance and redemption of shares of Capital Company; valuing the liabilities of each Fund; computing the daily income and net asset value of each Fund; recommending independent auditors and custodians, and coordinating and supervising their activities; preparing and filing tax returns, reports and filings that pertain to federal and state securities laws; scheduling and planning the agenda for meetings of Capital Company's directors and shareholders; paying directors who are not interested persons of Capital Company, including any travel expenses they may have; printing and distributing communications to current shareholders of Capital Company, and paying for such printing and distribution; paying insurance premiums; paying charges and expenses of the custodian, accountants, and counsel; and maintaining records not otherwise maintained.

      General American charges Capital Company a fee for these services and expenses, at an annual rate of .08% based on the average daily value of the net assets in the Fund.

                             CAPITAL STOCK

      Capital Company issues a separate series of capital stock for the Fund. Each share of capital stock issued with respect to the Fund has a pro rata interest in the net assets of the Fund. Each share of capital stock is entitled to one vote on all matters submitted to a vote of shareholders of Capital Company, and fractional shares are entitled to a corresponding fractional vote. An affirmative vote of a majority of the outstanding shares of the Fund affected by any matter is required for any action to be approved by the shareholders of Capital Company. Shares of the Fund will be voted separately from shares of other Funds, however, on matters affecting only that Fund, such as approval of the investment advisory agreement, an investment sub-advisory agreement, or changes in the fundamental investment objectives or restrictions of a Fund. The assets of the Fund are charged with the liabilities of the Fund and a proportionate share of the general liabilities of Capital Company. All shares may be redeemed at any time.


                         TAXES AND DIVIDENDS

      For federal income tax purposes, the Fund is treated as a separate entity. The Fund intends to qualify and elect to be taxed as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the "Code"). If the Fund qualifies as a "regulated investment company" and complies with the provisions of the Code relieving regulated investment companies which distribute substantially all of their net income (both ordinary income and capital gain) from federal income tax and the 4% nondeductible federal excise tax, the Fund will be relieved of such taxes on the amounts distributed. (See the Statement of Additional Information for a more detailed discussion.)

      Since the sole shareholders of Capital Company will be separate accounts of General American, separate accounts of General American affiliates, and separate accounts of unaffiliated companies, no discussion is included herein as to federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to purchasers of variable annuity contracts funded by Separate Account Two or of the flexible premium variable life insurance policies funded by Separate Account Eleven, see the respective Prospectuses for those contracts or policies.


                    OFFERING AND REDEMPTION OF SHARES

      Shares of capital stock of the Money Market Fund of Capital Company are offered to separate accounts of General American, separate accounts of insurance companies affiliated with General American, and separate accounts of unaffiliated insurance companies.

      Shares are sold and redeemed at their net asset value as next determined following receipt by a separate account of premium payments, surrender requests under policies, loan payments, transfer requests, and similar or related transactions. There is no selling commission or redemption charge.

      Net asset value is determined as of the close of trading (4 p.m. Eastern time) on the New York Stock Exchange on each day during which the Exchange is open, except the day after Thanksgiving, when Capital Company is closed, provided, however, if the day after Thanksgiving is the last business day of the month then net asset value is determined that day.

      An equity security listed on a stock exchange is valued at the composite sale price on all exchanges. Securities traded in the over-the-counter market are valued at the closing sale price, and if closing sale prices are not available, at the latest available bid price.

      Occasionally, events affecting the values of such securities may occur after the close of the New York Stock Exchange. If, during such periods, events occur which materially affect the value of the securities of the Fund, such securities will be valued at fair value as determined in good faith by or under the direction of the Board of Directors of Capital Company.

      Debt instruments with maturities of 60 days or less are valued on an amortized cost basis. This means a purchased instrument is valued at cost on the date of purchase or, in the case of securities purchased more than 60 days prior to maturity, at the market value on the 61st day before maturity. Thereafter a constant rate of amortization of any discount or premium and of accrual of interest income is assumed, regardless of any intervening change in general interest rates or the market value of the instrument. Other debt instruments are valued at market value, provided market quotations are readily available.

      All other assets are valued at their fair value as determined in good faith by, or under the direction of, the Board of Directors of Capital Company.

      Further discussion of asset valuation methods is included in the Statement of Additional Information under the heading "DETERMINATION OF NET ASSET VALUE."


                        PENDING LEGAL PROCEEDINGS

      There are no legal proceedings pending to which Capital Company is a party.

                CONTRACT OWNER AND POLICYHOLDER INQUIRIES

      Inquiries should be sent to:

VUL Administration                              Variable Annuity Administration
General American Life Insurance Company         P.O. Box 14490
P.O. Box 14490                                  St. Louis, Missouri 63178-4490
St. Louis, Missouri 63178-4490                  Telephone:  1-800-449-6447
Telephone:  1-800-638-9294

                                 APPENDIX

DESCRIPTION OF CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.

      Aaa-Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are commonly referred to as "gilt-edged." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuations of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than Aaa securities.

      A-Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa-Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

      Ba-Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B-Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa-Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca-Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C-Bonds which are rated C are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Moody's applies numerical modifiers, 1,2, and 3, in each generic rating classification from Aa through B in its corporate bond rating system. The modifier l indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S CORPORATION

      AAA-This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

      AA-Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

      A-Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

      BBB-Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

      BB-B-CCC-CC-Bonds rated BB, B, CCC, and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

      C-The rating C is reserved for income bonds on which no interest is being paid.

      D-Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

      The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to relative standing within the major rating categories.


DESCRIPTION OF COMMERCIAL PAPER RATINGS

      Commercial paper rated A-1 by Standard & Poor's has the following characteristics. Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2, or A-3.

      The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's Investor's Service, Inc. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trends of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be presented or may arise as a result of public interest questions and preparations to meet such obligations.

                                PART B


                      GENERAL AMERICAN CAPITAL COMPANY
                            700 Market Street
                           St. Louis, MO  63101
                              (314) 231-1700


                          A No-Load Series Company
                                   with an

                    S&P 500 INDEX FUND, Investing in Stocks
                 Contained in the Standard and Poor's 500 Index,

                        MONEY MARKET FUND, Investing
                    Primarily in Money Market Instruments,

                 BOND INDEX FUND, Investing Primarily in Bonds,

              MANAGED EQUITY FUND, Investing Primarily in Stocks,

  INTERNATIONAL INDEX FUND (formerly known as the International Equity Fund), Investing in Stocks Contained in the Morgan Stanley Capital International,
               Europe, Australia, and Far East ("EAFE") Index,

MID-CAP EQUITY FUND (formerly known as the Special Equity Fund), Investing in
  Stocks of Companies with Medium Levels of Capitalization to Obtain Capital
                               Appreciation,


 SMALL-CAP EQUITY FUND, Investing in Stocks of Companies with Smaller Levels of Capitalization to Obtain Capital Appreciation, and an


         ASSET ALLOCATION FUND, Investing in Whatever Combination of Stocks, Bonds, and Money Market Investments is Expected to Produce the
                              Highest Return.


This Statement of Additional Information is not a Prospectus but supplements, and should be read in conjunction with the Prospectus for General American Capital Company. It is incorporated by reference into the Prospectus. A copy of the

Prospectus may be obtained from the Company at the address and telephone number above.


The date of the Prospectus to which this Statement of Additional Information relates is April 30, 1997.

The date of this Statement of Additional Information is April 30, 1997.

                        TABLE OF CONTENTS

                                                                    Page
Business History                                                     B-5

Investment Restrictions                                              B-5

Description of Certain Investments                                   B-8
      United States Government Obligations                           B-8
      Bank Obligations                                               B-9
      Repurchase Agreements                                          B-10
      Reverse Repurchase Agreements                                  B-11
      Commercial Paper                                               B-11
      Stock Index Futures Contracts                                  B-12
      Forward Foreign Currency Transactions                          B-14

Investment Advisory and Other Services                               B-16
      Investment Advisory Agreement                                  B-16
      Accountants                                                    B-19
      Custodian                                                      B-19
      Custodian for International Index Fund                         B-19
      Payment of Expenses                                            B-20

Portfolio Transactions and Brokerage Allocations                     B-20

Management of the Company                                            B-21

Capital Stock                                                        B-24

Fund Ownership                                                       B-25

Persons Controlled by or under Common Control with
 Registrant                                                          B-25

Offering and Redemption of Shares                                    B-25

Determination of Net Asset Value                                     B-26

Investment Performance                                               B-28

Money Market Yield Information                                       B-29

Taxes and Dividends                                                  B-30

Additional Information                                               B-31


                                    B-3

      Legal Matters                                                  B-31
      Reports                                                        B-31
      Other Information                                              B-32

Financial Statements                                                 B-32

BUSINESS HISTORY

General American Capital Company ("Company") is an open-ended diversified management investment company established by General American Life Insurance Company ("General American") to provide for the investment of assets of separate accounts of General American and affiliated insurance companies as well as for the investment of assets of separate accounts of insurance companies not affiliated with General American. Currently, shares are offered to General American Separate Account Two, General American Separate Account Eleven, unregistered separate accounts of General American, separate accounts of RGA Reinsurance Company, Security Equity Life Insurance Company, Cova Financial Services Life Insurance Company, Cova Financial Life Insurance Company, and First Cova Life Insurance Company, all affiliates of General American. Separate Account Two's assets represent payments for variable annuity contracts, as do the assets of the Cova separate accounts. Separate Account Eleven's assets and those of RGA Reinsurance Company, and Security Equity Life Insurance Company are derived from premium payments made to purchase and continue flexible premium variable life insurance policies. The unregistered separate accounts hold funds for tax-qualified employee benefit plans, or variable life contracts sold to a limited number of wealthy and sophisticated purchasers.

INVESTMENT RESTRICTIONS

The following investment restrictions are fundamental policies of the Company and may not be changed without approval of a majority of the outstanding shares of each affected Series (or "Fund"). Each restriction applies to each Fund of the Company unless otherwise indicated. A change in policy affecting only one Fund may be effected with the approval of a majority of the outstanding shares of that Fund only. (As used in the Prospectus and this Statement of Additional Information, the term "majority of the outstanding voting shares" means the lesser of: (1) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented; or
(2) more than 50% of the outstanding shares.)  A Fund will not:

1. Invest more than 10% of the value of the total assets of the Fund in securities that are not readily marketable, such as repurchase agreements having a maturity of more than seven days and securities which are secured by interests in real estate. This restriction does not apply to obligations issued or guaranteed by the United States government, its agencies, or instrumentalities and does not apply to the International Index Fund's entrance into forward foreign currency contracts as described herein;

In determining the liquidity of Rule 144A Securities, which are unregistered securities offered to qualified institutional buyers, and interest-only and principal-only fixed mortgage-backed securities (IOs and POs) issued by the United States government or its agencies and instrumentalities, the investment manager, under guidelines established by the board of directors of the Company, will consider any relevant factors including the frequency of trades, the number of dealers willing to purchase or sell the security, and the nature of marketplace trades.

In determining the liquidity of commercial paper issued in transactions not involving a public offering under Section 4(2) of the Securities Act of 1933, as amended, the investment manager, under guidelines established by the board of directors of the Company, will evaluate relevant factors such as the issuer and the size and nature of its commercial paper programs, the willingness and ability of the issuer or dealer to repurchase the paper, and the nature of the clearance and settlement procedures for the commercial paper.

2. Invest more than 5% of the value of the total assets of the Fund in equity securities that are not readily marketable;

3. Invest in real estate, although it may buy securities of companies which deal in real estate and securities which are secured by interests in real estate, including interests in real estate investment trusts;

4. Invest in commodities or commodity contracts, except to the extent provided in Item 14 below;

5. Purchase securities of other investment companies if, as a result, the Fund would own more than 3% of the total outstanding voting stock of any one investment company, or more than 5% of the Fund's assets would be invested in any one investment company, or more than 10% of the Fund's assets would be invested in investment company securities. These limitations do not apply to securities acquired in connection with a merger, consolidation, acquisition, or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than customary broker's commission, is involved, and so long as immediately thereafter not more than 10% of such Fund's total assets, taken at market value, would be invested in such securities;

6. Make loans, except by the purchase of debt obligations customarily distributed privately to institutional investors, and except that the Fund may buy repurchase agreements and the International Index Fund may enter into forward foreign currency contracts as described herein;

7. As to 75% of the value of the total assets of the Fund, invest more than 5% of the value of such assets in securities of any one issuer, except that this restriction shall not apply to securities issued or guaranteed by the United States government, its agencies, or instrumentalities;

8. As to 75% of the value of the total assets of the Fund, invest in more than 10% of the outstanding voting securities of any one issuer;

9. Act as an underwriter of securities of other issuers, except to the extent that it may be deemed to be an underwriter in reselling securities, such as restricted securities, acquired in private transactions and subsequently registered under the Securities Act of 1933, as amended;

10. Borrow money, except that the Money Market Fund may enter into reverse repurchase agreements with banks and except that, as a temporary measure for extraordinary or emergency purposes (such as to permit the Fund to honor redemption requests without being required to dispose of investments in an inopportune or untimely manner) and not for investment purposes, any Fund may borrow from banks up to 5% of its assets taken at cost, provided in each case that the total borrowings have an asset coverage, based on value, of at least 300% and except that the International Index Fund may enter into forward foreign currency contracts in accordance with its investment policies;

11. Issue securities senior to its common stock except to the extent set out in paragraph 10 above;

12. Sell securities short, or maintain a short position provided that the International Index Fund's use of forward foreign currency contracts as described herein shall not be deemed to be selling securities short or to be maintaining a short position;

13. Buy securities on margin, except that it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities provided that margin payments and other deposits in connection with the International Index Fund's use of forward foreign currency contracts shall not be deemed to constitute purchasing securities on margin;

14. Invest in or write puts, calls, straddles, or spreads. However, this restriction shall not prohibit the Funds (other than the Money Market Fund) from writing, selling, or purchasing futures contracts in order to close transactions or to hedge against market risk or interest rate movements nor shall it prohibit the International Index Fund from entering into forward foreign currency contracts as described herein; nor

15. Invest in companies for the purpose of exercising control of management. If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values of portfolio securities or amount of net assets shall not be considered a violation of the restrictions.

In addition to the investment restrictions described above, the Funds will comply with restrictions contained in any current insurance laws in order that the assets of insurance company separate accounts may be invested in Fund shares.

DESCRIPTION OF CERTAIN INVESTMENTS

The following is a description of certain types of investments which may be made by the Funds:

      UNITED STATES GOVERNMENT OBLIGATIONS

All of the Funds may invest in United States government obligations. These consist of both United States government securities and government agency securities.

Various types of marketable securities are issued by the United States Treasury, that is, bills, notes, and bonds. Such securities are direct obligations of the United States government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis. Treasury notes have maturities of more than one and up to ten years. Treasury bonds have maturities of ten years or more.

Government agency securities are the various types of instruments currently outstanding or which may be offered in the future issued by agencies and instrumentalities of the United States government. Agencies include, among others, the Federal Housing Administration, Government National Mortgage Association, Farmers Home Administration, Export-Import Bank of the United States, Maritime Administration, General Services Administration, and Tennessee Valley Authority. Instrumentalities include, for example, the Central Bank for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, and the United States Postal Service. A Fund will purchase such securities only so long as they are either guaranteed by the United States Treasury (e.g., Government National Mortgage Association mortgage-backed securities) or supported by the issuing agency's or instrumentality's credit or right to borrow from the United States Treasury (e.g., Federal National Mortgage Association Discount Notes). Not all securities issued by agencies or instrumentalities of the United States government have a guarantee representing the full faith and credit of the United States government.

      BANK OBLIGATIONS

All of the Funds may acquire obligations of banks, which include certificates of deposit, time deposits, and bankers' acceptances.

Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by banks or savings and loan associations against funds deposited in the issuing institution.

Time deposits are funds in a bank or other financial institution for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.

A bankers' acceptance is a time draft drawn on a bank which unconditionally guarantees to pay the draft at its face amount on the maturity date. A bank customer, which is also liable for the draft, typically uses the funds represented by the draft to finance the import, export, or storage of goods.

The Funds will not invest in any security issued by a commercial bank unless the bank is organized and operating in the United States, has total assets of at least $1 billion, and is a member of the Federal Deposit Insurance Corporation.

      REPURCHASE AGREEMENTS

All of the funds may invest in repurchase agreements.

A repurchase agreement customarily obligates the seller, at the time it sells securities to the Fund, to repurchase the securities at a mutually agreed-upon time and price. The total amount received on repurchase would be calculated to exceed the price paid by the Fund, the difference reflecting an agreed upon interest rate to the settlement date that would not necessarily be related to the interest rate on the underlying securities. The differences between the total amount to be received upon repurchase of the securities and the price which was paid by the Fund upon their acquisition are accrued as interest and included in the Fund's net income as dividends. The Company has the right to sell securities subject to repurchase agreements but would be required to deliver identical securities upon maturity of the repurchase agreements unless the seller fails to pay the repurchase price.
No Fund will sell securities subject to repurchase agreements prior to the agreement's maturity unless it is advantageous for the Fund to do so.

During the holding period of a repurchase agreement, the seller must provide additional collateral if the market value of the obligation falls below the repurchase price. If a Fund acquires a repurchase agreement and then the seller defaults at a time when the value of the underlying securities is less than the obligation of the seller, the Company could incur a loss. If the seller defaults or becomes insolvent, a Fund could experience delays in recovering its money, may fail to recover part or all of its investment, and may incur costs in disposing of securities used as collateral. The Funds will enter into repurchase agreements only with sellers that the Investment Adviser, applying criteria established by the board of directors of the Company, believes to present minimal credit risks.

      REVERSE REPURCHASE AGREEMENTS

The Money Market Fund and the Asset Allocation Fund may enter into reverse repurchase agreements.

Reverse repurchase agreements involve the sale of money market securities held by the Fund pursuant to an agreement to repurchase the securities at an agreed upon price, date, and interest payment. Both Funds may use the proceeds of reverse repurchase agreements for the following purposes: (1) to cover net redemptions, (2) to avoid a premature sale of securities, and (3) to purchase other money market securities which either mature, or can be sold under an agreement to resell, at or prior to the expiration of the reverse repurchase agreement. The Funds will generally utilize reverse repurchase agreements when the interest income to be earned from the investment of proceeds from the transaction is expected to be greater than the interest expense of the reverse repurchase transaction. When effecting reverse repurchase transactions, the Funds will hold cash and liquid securities in a segregated account at a custodian bank with a dollar value equal to the Fund's obligations under the reverse repurchase agreements.

      COMMERCIAL PAPER

Commercial paper involves an unsecured obligation that is usually sold on a discount basis and has a maturity at the time of issuance of one year or less. On the date of investment by the Fund, such paper must be rated in the highest category for short term debt securities by at least two nationally recognized securities rating services such as Standard & Poor's or Moody's Investor's Services (or by one such rating service, if only one such rating service has rated the security). The Fund can invest in unrated commercial paper if the Board of Directors of the Company determines, in accordance with the procedures of Rule 2a-7, that the unrated security is of comparable quality to rated securities.

Commercial paper rated A-1 by Standard & Poor's has the following characteristics: (1) the issuer's liquidity ratios are adequate to meet cash requirements and its long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed; (2) the issuer has access to at least two additional channels of borrowing; (3) basic earnings and cash flow of the issuer have an upward trend, with allowances made for unusual circumstances; (4) typically, the issuer's industry is well established and the issuer has a strong position within the industry; and (5) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2, or A-3.

The rating Prime-1 ("P-1") is the highest commercial paper rating assigned by Moody's Investor's Service, Inc. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks that may be inherent in certain areas;
(3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt;
(6) trends of earnings over a period of ten years; (7) financial strength of any parent company and the relationships that exist with the issuer; and (8) recognition by the management of obligations that may be presented or may arise as a result of public interest questions and preparations to meet such obligations.

      STOCK INDEX FUTURES CONTRACTS

The S&P 500 Index Fund and International Index Fund may purchase stock index futures for the purpose of hedging against an increase in the price of securities it intends to purchase, or sell stock index futures for the purpose of hedging against a decline in values of securities the Funds already own.

A stock index future obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. The S&P 500 Index Fund and International Index Fund intend to purchase and sell futures contracts on the Standard & Poor's 500 Index and the EAFE Index, respectively.

No consideration will be paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to 5% to 10% of the contract amount. This amount is subject to change by the exchange board of trade on which the contract is traded and members of such exchange board of trade may charge a higher amount. This amount is known as "initial margin," and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments to and from the broker, known as "variation margin," will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract.

Although the S&P 500 Index Fund and the International Index Fund intend to purchase or sell futures contracts only if market conditions are favorable, no assurance can be given that a liquid market will exist for the contracts at any particular time. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contracts during a single trading day. Once the daily limit has been reached in a particular contract, no trade may be made that day at a price beyond that limit. Futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event and in the event of adverse price movements, a Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may offset partially or completely losses on the futures contract.

There can be no assurance of a Fund's success at using stock index futures as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the stock index future and movements in the price of the securities that are the subject of the hedge. The risk of imperfect correlation increases as the composition of the Fund's securities portfolio diverges from the securities included in the index. If the price of the stock index future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged were to move in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged were to move in a favorable direction, this advantage would be partially offset by changes in the future's value. If the price of the future were to move more than the price of the stock, the Fund would experience either a loss or a gain on the future which would not be completely offset by movements in the price of the securities which are the subject of the hedge.

When futures are purchased to hedge against a possible increase in the price of stocks before a Fund is able to invest its cash (or cash equivalents) in stocks in an orderly fashion, it is possible that the market may decline instead; if the Fund then decides not to purchase hedged stocks because of the concern as to possible further market decline or for other reasons, the Fund would realize a loss on the futures contract that would not be offset by a reduction in the price of securities purchased.

      FORWARD FOREIGN CURRENCY TRANSACTIONS

The value of the assets of the International Index Fund as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies.

The International Index Fund may use forward contracts to purchase or sell foreign currencies in an effort to control some of the uncertainties of foreign currency exchange rate fluctuations. A forward foreign currency exchange contract will involve an obligation by the Fund to purchase or sell a specific amount of currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirements, and no commissions are charged at any stage for trades. Forward foreign currency transactions will not eliminate fluctuations in the prices of the Fund's securities or prevent loss if the prices of such securities should decline.

The International Index Fund may enter into forward foreign currency exchange contracts only under two circumstances. First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to

"lock in" the United States dollar price of the security. The Fund will then enter into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying securities transactions. In this manner the Fund will be better able to protect itself against a possible loss resulting from an adverse change in the relationship between the United States dollar and the subject foreign currency during the period between the date the securities are purchased or sold and the date on which payment is made or received.

Second, when the Fund's Investment Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the United States dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of short-term hedging strategy is highly uncertain. The Fund does not intend to enter into such forward contracts under this second circumstance on a regular or continuous basis. The Fund will also not enter into such forward contracts or maintain a net exposure to such contracts when the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency. The Investment Adviser believes that it is important to have the flexibility to enter into such forward foreign currency contracts when it determines that to do so is in the best interests of the Fund. The Fund's custodian bank segregates cash or equity or debt securities in amounts not less than the value of the Fund's total assets committed to forward foreign currency exchange contracts entered into under this second type of transaction. If the value of the securities segregated declines, additional cash or securities are added so that the segregated amount is not less than the amount of the Fund's commitments with respect to such contracts. Under normal circumstances, the Fund expects that any appreciation or depreciation on such forward exchange contracts will be approximately offset by the depreciation or appreciation in translation of the underlying foreign investment arising from fluctuations in foreign currency exchange rates.

INVESTMENT ADVISORY AND OTHER SERVICES


      INVESTMENT ADVISORY AGREEMENT

The Company has entered into an Investment Advisory Agreement with Conning Asset Management Company, formally known as General American Investment Management Company ("Investment Adviser"), with respect to all of its current Funds.


During the year from January 1, 1996 through December 31, 1996, the Investment Adviser charged the Funds these amounts:

      S&P 500 Index Fund                               $730,696
      Money Market Fund                                 $92,359
      Bond Index Fund                                   $93,023
      Managed Equity Fund                              $165,862
      Asset Allocation Fund                            $393,448
      International Index Fund<F1>                      $43,413
      Mid-Cap Equity Fund<F2>                           $22,289
      Small-Cap Equity Fund<F3>                              --

[FN]
<F1> This Fund formerly known as the International Equity Fund.
<F2> This Fund formerly known as the Special Equity Fund.
<F3> The Small-Cap Fund did not exist as a Capital Company fund in 1996.


Investment Adviser is wholly owned by General American Holding Company which, in turn, is wholly owned by General American Life Insurance Company.


Richard A. Liddy, Matthew P. McCauley, and Leonard M. Rubenstein are each affiliated with both the Company and with General American Life Insurance Company. Mr. McCauley and Mr. Rubenstein are also affiliated with Investment Adviser and all three men are directors or officers of General American Holding Company.


The investment advisory agreement between the Company and Investment Adviser (the "Investment Advisory Agreement") provides that Investment Adviser, subject to control and review by the

Company's board of directors, is responsible for the overall management and supervision of each Fund and for providing certain administrative services to the Company. (See "MANAGEMENT OF THE COMPANY" in the Prospectus.)


Investment Adviser may provide investment advice to other clients, including, but not limited to, mutual funds, individuals, pension funds and institutional investors. Occasions may arise when combined sales or purchases of securities are made for more than one client in order to obtain favorable execution and low brokerage commissions. It is the practice of Investment Adviser to allocate such purchases or sales insofar as feasible among its several clients in a manner deemed equitable and consistent with legal obligations. The goal in making allocations is achieving the same average price for the principal factors which Investment Adviser considers in making such allocation are the investment objectives of each client, the relative size of the holdings of each client of the same or comparable securities, and the availability in each client's account of funds for investment. Despite these precautions, there may be circumstances when purchases and sales of securities for one or more clients will have an adverse effect on other clients, including a Fund of the Company.

For its services to the Funds, Investment Adviser charges a fee which is accrued daily against each Fund. The fees charged each Fund, stated as an annual percentage of the average daily value of the Fund's net assets, are:

            S&P 500 Index Fund                      .25 percent
            Money Market Fund                       .125 percent
            Bond Index Fund                         .25 percent
            Asset Allocation Fund                   .50 percent
            Small-Cap Equity Fund                   .25 percent

The fee charged the International Index Fund, the Mid-Cap Equity Fund, and the Managed Equity Fund is stated as a series of annual percentages of the average daily value of the net assets of the funds. The percentages decrease with respect to assets of the Funds above certain amounts, as follows:

FUND                    ASSETS                        PERCENTAGE
----                    ------                        ----------
International Index     First $10 million             .50 percent
Fund                    Next  $10 million             .40 percent
                        Balance over $20 million      .30 percent

Mid-Cap Equity Fund     First $10 million             .55 percent
                        Next  $10 million             .45 percent
                        Balance over $20 million      .40 percent

Managed Equity Fund     First $10 million             .40 percent
                        Next $20 million              .30 percent
                        Balance over $30 million      .25 percent

The Investment Advisory Agreement also obliges Investment Adviser to perform certain administrative services which are described more completely in the Prospectus. Investment Adviser is not responsible for providing trading desk services or valuations of assets for any Fund. As to the performance of these functions, and how the Company pays for them, see "PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATIONS," in this Statement of Additional Information.

The Investment Advisory Agreement was approved at the annual meeting of shareholders of the Company held July 22, 1993 and was amended pursuant to shareholder approvals on December 16, 1996 and April ----, 1997. The Investment Advisory Agreement will continue in effect henceforth from year to year with respect to each Fund if approved annually: (1) by the board of directors of the Company or by a majority of the outstanding shares of that Series, as determined pursuant to the Investment Company Act of 1940 (the "1940 Act"); and (2) by a majority of the board of directors of the Company who are not interested persons, within the meaning of the 1940 Act. The Investment Advisory Agreement is not assignable and may be terminated without penalty on 60 days' written notice at the option of either party or, with respect to any Fund, by the requisite vote of the shareholders of that Fund. See "CAPITAL STOCK" in this Statement of Additional Information.

      ACCOUNTANTS

KPMG Peat Marwick LLP have been selected as the independent public accountants of the Company, subject to annual ratification by the Company's shareholders.

      CUSTODIAN

The Bank of New York, 110 Washington Street, New York, NY acts by itself or in conjunction with Depository Trust Company as custodian of all of the funds.

All securities which are eligible for deposit at Depository Trust Company of New York, 55 Water Street, New York, NY are deposited there, in the name and account of the custodian.

      CUSTODIAN FOR INTERNATIONAL INDEX FUND

The custodian for all securities and assets of the International Index Fund is The Bank of New York. Securities purchased for the Fund outside of the United States may be maintained in the custody of foreign banks and trust companies which are members of The Bank of New York's international custodian network and foreign depositories (foreign sub-custodians) used by such members. The Bank of New York has been approved by the Company's board of directors in accordance with regulations under the Investment Company Act of 1940. If foreign sub-custodians are used they too will be reviewed and approved by the Board.

The board of directors of the Company will review, at least annually, whether it is in the best interests of the Fund and its shareholders to maintain the Fund's assets in each custodial institution. However, with respect to foreign sub-custodians, there can be no assurance that the Fund and the value of its shares, will not be adversely affected by acts of foreign governments, financial or operational difficulties of the foreign sub-custodians, difficulties and costs of pursuing legal remedies against the foreign sub-custodians, or application of foreign law to the Fund's foreign sub-custodial arrangements. Accordingly, an investor should be aware that non-investment risks attendant to holding assets abroad may exceed those associated with investing in the United States.

      PAYMENT OF EXPENSES

General American Life Insurance Company has paid the organization costs of the Company as well as the cost of certain administrative expenses, and it may be reimbursed by the Company for the cost of other administrative expenses, as described in the Prospectus under the heading "MANAGEMENT OF THE COMPANY."


PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATIONS

Under the Investment Advisory Agreement, Investment Adviser has responsibility for selecting the broker-dealers through which securities are to be purchased and sold for most of the Funds, subject to the general control of the board of directors. No brokerage commissions were paid on behalf of the Money Market Fund or the Bond Index Fund.


The Money Market Fund's investments are usually purchased on a principal basis directly from issuers, underwriters, or dealers. Accordingly, minimal brokerage charges are expected to be paid on such transactions. Purchases from an underwriter generally include a commission or concession paid by the issuer, and transactions with a dealer usually include the dealer's mark-up.

In placing orders for securities transactions, Investment Adviser's policy is to attempt to obtain the most favorable price and efficient execution available. Investment Adviser, subject to the review of the Company's board of directors, may pay more than the lowest possible commission in order to obtain better than average execution of transactions or valuable investment research information, or both. Research information ordinarily consists of assessments and analyses of the business or prospects of a company, industry, or economic sector. In the opinion of Investment Adviser, improved execution and investment research information will benefit the performance of each of the Funds.

Investment Adviser evaluates factors relating to the liquidity of commercial paper issued in transactions not involving a public offering under Section 4(2) of the Securities Act of 1933.

Factors considered include the nature and the size of the issuer and its commercial paper programs, the willingness and ability of the issuer or dealer to repurchase the paper, and the nature of the clearance of settlement procedures for the paper.

When selecting broker-dealers to execute portfolio transactions, Investment Adviser considers factors including the rate of commission or size of the broker-dealer's "spread;" the size and difficulty of the order; the nature of the market for the security, the reliability, financial condition, and general execution and operational capabilities of the broker-dealer; and the research, statistical, and economic data furnished by the broker-dealer to Investment Adviser. In some cases, Investment Adviser may use such information to assist other investment accounts that it advises and not exclusively for the Funds. Brokers or dealers which supply research may be selected for execution of transactions for such other accounts, while the data may be used by Investment Adviser in providing investment advisory services to the Funds.

To the best knowledge of management, no director or officer of the Company, of Investment Adviser, or any person affiliated with either of them has any material direct or indirect interest in any broker employed by or on behalf of the Company.




MANAGEMENT OF THE COMPANY

The directors and officers of the Company, their addresses, their positions with the Company, and their principal occupations for the past five years are set forth below:


                                      POSITION                       PRINCIPAL OCCUPATIONS
                                      HELD WITH                         DURING THE PAST
NAME, ADDRESS, AND AGE                REGISTRANT                           FIVE YEARS
----------------------                ----------                     ---------------------
Theodore M. Armstrong (57)            Director                       Senior Vice President-
424 South Woods Mill Road                                            Finance and
Chesterfield, MO  63017-3467                                         Administration and Chief
                                                                     Financial Officer,  Angelica Corporation, St. Louis,
                                                                     Missouri.  (Uniform manufacture and sale, and laundry
                                                                     business).


                                    B-21

Alan C. Henderson (51)                Director                       Executive Vice President
7733 Forsyth Blvd.                                                   and Chief Financial
Suite 1700                                                           Officer, RehabCare
St. Louis, MO  63105                                                 Corporation, St. Louis,
                                                                     Missouri (Disability rehabilitation business).

<F*>Richard A. Liddy (61)             President                      Chairman, President, and
700 Market Street                     and Director                   Chief Executive Officer,
St. Louis, MO  63101                                                 General American Life Insurance Company, St. Louis,
                                                                     Missouri, Jan. 1995 to present.  President and Chief
                                                                     Executive Officer, May 1992 to Jan. 1995.

<F*>Matthew P. McCauley (55)          Director                       Associate General Counsel
700 Market Street                     and Secretary                  and Vice President
St. Louis, MO  63101                                                 General American Life Insurance Company, St. Louis,
                                                                     Missouri.

Harry E. Rich (57)                    Director                       Executive Vice President
8300 Maryland Avenue                                                 and Chief Financial
St. Louis, MO  63105                                                 Officer, Brown Group, Inc.

<F*>Leonard M. Rubenstein (51)        Treasurer                      Chief Executive Officer,
700 Market Street                                                    Conning Asset Management
St. Louis, MO  63101                                                 Company; Executive
                                                                     Vice President-Investments, General American Life
                                                                     Insurance Company, St. Louis, Missouri.

John W. Barber (60)                   Controller                     Vice President and
13045 Tesson Ferry Road                                              Controller, General
St. Louis, MO 63128                                                  American Life Insurance
                                                                     Company, St. Louis,
                                                                     Missouri

                                    B-22

<F*>Messrs. Liddy, McCauley, and Rubenstein are "interested persons" within the meaning of Section 2(a)(19) of the 1940 Act since Mr. Liddy is President, Mr. McCauley is a Vice President, and Mr. Rubenstein is an Executive Vice
President of General American Life Insurance Company. Mr. McCauley is also General Counsel of Investment Adviser. Mr. Rubenstein is Chief Executive Officer, Chairman, and a Director of Investment Adviser.

Management Compensation
--------------------------------------------------------------------------------------
NAME,                           TOTAL                        TOTAL COMPENSATION
POSITION WITH                   COMPENSATION                 FROM THE COMPANY
THE COMPANY                     FROM THE COMPANY<F*>         AND FUND COMPLEX<F**>
--------------------------------------------------------------------------------------
Theodore M. Armstrong               $5,500                         $8,000
Director

Alan C. Henderson                   $5,500                         $8,000
Director

Richard A. Liddy                     0                              0
Director and Chairman

Matthew P. McCauley                  0                              0
Director and Secretary

Harry E. Rich                       $5,500                         $8,000
Director

Leonard M. Rubenstein                0                              0
Treasurer

---------------------------------

<F*>Compensation is the sum paid in 1996.

<F**>Includes compensation from The Walnut Street Prime Reserve Fund, operated by an affiliate of General American Life Insurance Company.

CAPITAL STOCK


The Company is authorized to issue five hundred million (500,000,000) shares of capital stock having a par value of one cent ($.01) per share. Of these authorized shares, one hundred thirty million (130,000,000) have been allocated to the respective series of stock issued by each of the Company's Funds, with the balance of the authorized stock available for allocation as needed in the future.


The present allocations, which are subject to revision by the board of directors of the Company, are:


      SHARES                          SERIES
      ------                          ------
      40,000,000                      S&P 500 Index Fund
      20,000,000                      Money Market Fund
      10,000,000                      Bond Index Fund
      20,000,000                      Managed Equity Fund
      10,000,000                      International Index Fund
      10,000,000                      Mid-Cap Equity Fund
      10,000,000                      Asset Allocation Fund
      10,000,000                      Small-Cap Equity Fund

The assets received by the Company for the issuance or sale of shares of each Fund, and all income, earnings, profits and proceeds thereof, are specifically allocated to each Fund. They constitute the underlying assets of each Fund, are required to be segregated on the books of account, and are to be charged with the expenses of such Fund. Any assets that are not clearly allocable to a particular Fund or Funds will be allocated in a manner determined by the board of directors. Accrued liabilities which are not clearly allocable to one or more Funds will generally be allocated among the Funds in proportion to their relative net assets before adjustment for such unallocated liabilities. Each issued and outstanding share in a Fund is entitled to participate equally in dividends and distributions declared with respect to such Fund, and in the net assets of such Fund remaining after satisfaction of outstanding liabilities upon liquidation or dissolution.


The shares of each Fund, when issued, will be fully paid and non-assessable, will have no preference, preemptive, conversion, exchange, or similar rights, and will be freely transferable. Shares do not have cumulative voting rights.

FUND OWNERSHIP

Officers and Trustees own less than 1% of the Fund's outstanding shares.

PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Shares of the Funds are sold to separate accounts of General American Life Insurance Company and affiliated insurance companies to fund the benefits under certain variable life insurance policies and variable annuity contracts as well as to separate accounts of unaffiliated insurance companies. As of the date hereof, all shares of the Funds were held by General American Life Insurance Company and affiliated insurance companies.

The purchasers of insurance contracts participating in a separate account that is registered with the Securities and Exchange Commission (a "Registered Separate Account") and invests in one of the Funds will have the right to instruct the insurance company from whom they purchased the contract with respect to the voting of the Registrant's shares which are held by the separate account on behalf of insurance contract holders. Shares attributable to policies for which no instructions are received, and shares that are owned by the insurance company but not attributable to policies funded by registered separate accounts, will be voted by the insurance company on each issue in the same proportion as shares for which there are instructions.

General American Life Insurance Company may form additional separate accounts which may invest in some or all of the Funds, or its subsidiaries may form such separate accounts. In addition, unaffiliated insurance companies may direct that their separate accounts invest in some or all of the Funds.

OFFERING AND REDEMPTION OF SHARES

The Company is currently offering shares of each Fund without sales charge and at each Fund's net asset value per share, which is determined in the manner set forth below under "DETERMINATION OF NET ASSET VALUE." Shares in the Company's Funds are sold directly to the separate accounts purchasing the shares; there is no underwriter or distributor. General American Life Insurance Company pays any distribution expenses and costs (that is, those arising from any activity which is primarily intended to result in the sale of shares issued by the Company), including expenses and costs attributable to the Company, which are related to the printing and distributing of prospectuses and periodic reports to new or prospective owners of policies except for such costs which are attributable to sales to non-affiliates of General American Life Insurance Company.

The Company redeems all full and fractional shares of its Funds at the net asset value per share applicable to each Fund next calculated after the redemption request is received. See "DETERMINATION OF NET ASSET VALUE" below.

Payment upon redemption is made in cash and ordinarily will occur within seven days of receipt of a proper notice of redemption. The right to redeem shares or to receive payment with respect to any redemption of shares of any Fund may only be suspended: (1) for any period during which trading on the New York Stock Exchange is restricted or such Exchange is closed, other than customary weekend and holiday closings; (2) for any period during which an emergency exists as a result of which disposal of securities or determination of the net asset value of that Fund is not reasonably practicable; or (3) for such other periods as the Securities and Exchange Commission may by order permit for the protection of shareholders of that Fund.

DETERMINATION OF NET ASSET VALUE

The net asset value of the shares of each Fund of the Company is determined at the close of trading on the New York Stock Exchange immediately after the declaration by the Company of dividends, if any, on each day during which the New York Stock Exchange is open for business, except the day after Thanksgiving, when the Company is closed. The net asset value per share of each Fund is computed by dividing the sum of the value of the securities held by that Fund, plus any cash or other assets and minus all liabilities, by the total number of outstanding shares of that Fund at such time. Any expenses borne by the Company, including the investment management fee payable to Investment Adviser, are accrued daily, except for extraordinary or non-recurring expenses. See "INVESTMENT ADVISORY AND OTHER SERVICES - PAYMENT OF EXPENSES," above.

Fund securities which are traded on national stock exchanges are valued at the composite sale price on all exchanges as of the close of business of the New York Stock Exchange on the day prior to the day on which the securities are being valued. In the absence of any reported sales, Fund securities are valued at the latest available bid price. Securities traded in the over-the-counter market for which closing sale prices are available are valued at such prices. Over-the-counter securities for which closing sales prices are not available are valued at the latest bid price. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the board of directors of the Company.

The value of a foreign security held by the International Index Fund is determined based upon its sale price on the foreign exchange or market on which it is traded and in the currency of that market, as of the close of the appropriate exchange or, if there have been no sales during the day, at the mean of the closing bid and asked prices. Trading in securities on exchanges and over-the-counter markets in Europe, Australia, and the Far East is normally completed at various times prior to 3:00 p.m. St. Louis time, the current closing time of the New York Stock Exchange. Trading on foreign exchanges may not take place on every day the New York Stock Exchange is open. Conversely, trading in various foreign markets may take place on days when the New York Stock Exchange is not open and on other days when the Fund's net asset value is not calculated. Consequently, the calculation of the net asset value for the Fund may not occur contemporaneously with the determination of the most current market prices of the securities included in such calculation. In addition, the value of the net assets held by the Fund may be significantly affected on days when shares are not available for purchase or redemption.

Quotations of foreign securities in foreign currencies are converted into the U.S. dollar equivalents at the prevailing market rates as compared by The Bank of New York, custodian of the assets of the International Index Fund at the close of business on the New York Stock Exchange (currently 3:00 p.m., St. Louis time).

Debt instruments with maturities of 60 days or more will be valued at their market price and there will be no attempt made to keep the value of a share in any Fund constant.

Debt instruments with a remaining maturity of less than 60 days held by any of the Funds are valued on an amortized cost basis. Under this method of valuation, the security is initially valued at cost on the date of purchase or, in the case of securities purchased with 60 days or more remaining to maturity, the market value at the beginning of the 59th day prior to maturity. Thereafter, straight line amortization of discount or premium is assumed until maturity regardless of the impact of fluctuating interest rates on the market value of the security. While valuation at amortized cost provides a more consistent rate of return, it may result in periods during which the price which could be received upon sale of the instrument is higher or lower than its amortized cost value. If for any reason the fair value of any security is not fairly reflected through the amortized cost method of valuation, such security will be valued by market quotations, if available, or otherwise as determined in good faith by or under the direction of the board of directors of the Company.


INVESTMENT PERFORMANCE

The investment performance of each of the funds, except the Small-Cap Equity Fund, is presented in the Annual Report to Shareholders of the Company for the fiscal year ended December 31, 1996, as filed with the Commission pursuant to Rule 30a-1.

Capital Company may include quotations of a Fund's total return in connection with the total return for the appropriate underlying Separate Account, in advertisements, sales literature, or reports to annuity and policy holders or to prospective investors. Total return for a Fund reflects only the performance of a hypothetical investment in the Fund during the particular time period shown as calculated based on the historical performance of the Fund during that period. Such quotations do not in any way indicate or project future performance. Quotations of total return will not reflect charges and deductions against the insurance policies or annuity contracts. Where relevant, the prospectuses for the insurance policies and annuity contracts contain performance information which show total return for the Separate Accounts, insurance policies, or annuity contracts.

Total return refers to the annual percentage change in value of an investment in a Fund held for a stated period of time as of a stated ending date. When a Fund has been in operation for the stated period, the total return for such period will be provided if performance information is quoted. Total return quotations are expressed as annual compound rates of return for each of the periods quoted. They also reflect the deduction of a Fund's investment advisory fee and administrative expenses, and assume that all dividends and capital gains distributions during the period are reinvested in the Fund when made.

The Small-Cap Equity Fund commenced operations on April 30, 1997 subsequent to a transfer of assets from General American Life Insurance Company Separate Account Twenty, which has identical investment objectives, policies, and limitations, in exchange for shares of the Small-Cap Equity Fund. While Separate Account Twenty continues to exist, its assets now consist solely of shares of the Small-Cap Equity Fund. The Small-Cap Equity Fund's portfolio of investments on April 30, 1997 was the same as the portfolio of Separate Account Twenty immediately prior to the transfer.

Separate Account Twenty is not a registered investment company, as it is exempt from registration under the Investment Company Act of 1940 (the "1940 Act"). Since, in a practical sense, Separate Account Twenty constitutes a "predecessor" of the Small-Cap Equity Fund, Capital Company calculates the performance for the Small-Cap Equity Fund for periods commencing prior to the transfer of the Separate Account Twenty assets to the Small-Cap

Equity Fund by including the Separate Account Twenty total return.

The quoted performance data for the Small-Cap Equity Fund includes the performance of Separate Account Twenty for periods before the Small-Cap Equity Fund began operations. As noted above, Separate Account Twenty was not registered under the 1940 Act and thus was not subject to certain investment restrictions that are imposed by the 1940 Act. If Separate Account Twenty had been registered under the 1940 Act, its performance might have been adversely affected.

Each of the Funds from time to time may advertise certain investment performance figures. These figures are based on historic earnings but past performance data is not necessarily indicative of future performance of the Funds.

Annualized Total Returns for the year ended December 31, 1996:

                                    1 YEAR     3 YEARS     5 YEARS    10 YEARS

Small-Cap Equity Fund
and its predecessor
Separate Account Twenty             20.24%      16.91%      17.79%      13.28%



MONEY MARKET YIELD INFORMATION

The Company may make current yield and effective yield quotations available for the Money Market Fund. The Money Market Fund's yield is its investment income, less expenses, expressed as a percentage of assets on an annualized basis for a seven-day period. The yield is expressed as a simple annualized yield and as a compounded effective yield.

The simple annualized yield is computed by determining the net change
(exclusive of realized gains and losses from the sale of securities and unrealized appreciation and depreciation) in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the seven-day period, subtracting a hypothetical charge reflecting deductions from the account, dividing the net change in account value by the value of the account at the beginning of the period, and annualizing the resulting quotient (base period return) on a 365-day basis (i.e., multiplying it by 365/7). The net change in unit value reflects the value of additional shares purchased with dividends from the original shares in the account during the seven-day period, dividends declared on such additional shares during the period, and expenses accrued during the period.

The compounded effective yield is computed by determining the unannualized base period return, adding one to the base period return, raising the sum to a power equal to 365 divided by seven, and subtracting one from the result, as follows:

                                                     365/7
      Effective yield = [(seven day period return + 1)    ] - 1

The Money Market Fund's actual yields will fluctuate, and are not necessarily indicative of future actual yields. Actual yields will depend on such variables as portfolio quality, average portfolio maturity, the type of portfolio instruments in which investments are made, changes in interest rates on money market instruments, portfolio expenses and other factors. Because the Fund's actual yields will fluctuate, such information may not provide a basis for comparison with bank deposits, other investments which pay a fixed yield for a stated period of time, or other investment companies which may use a different method of determining yield. In addition, the yield quotation does not reflect the charges deducted from the Separate Accounts (see the prospectus for the variable life insurance policies or annuity contracts funded by the Company). If these charges were deducted to reflect the effective yield to a policy owner, that yield would be lower than the yield calculated for the Money Market Fund.

TAXES AND DIVIDENDS

For federal income tax purposes, each Fund of the Company is treated as a separate entity. Each Fund intends to qualify and elect to be taxed as a "regulated investment company" under certain provisions of the Internal Revenue Code (the "Code"). If a Fund qualifies as a "regulated investment company," and complies with the provisions of the Code relieving regulated investment companies which distribute substantially all of their net income (both net ordinary income and net capital gain) from federal income tax, it will be relieved from such tax on the part of its net ordinary income and net realized capital gain which it distributes to shareholders. To qualify for treatment as a "regulated investment company," each Fund must, among other things, derive in each taxable year at least 90 percent of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies (subject to the authority of the Secretary of the Treasury to exclude foreign currency gains which are not ancillary to the Fund's principal business of investing in stock or securities or options and futures with respect to such stock or securities), or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its investing in such stocks, securities, or currencies. In addition, to qualify as a "regulated investment company," each Fund must derive less than 30% of its gross income in each taxable year from gains (without deduction for losses) from the sale or other disposition of securities held for less than three months.


The Funds follow the accounting practice known as consent dividending, whereby substantially all of its net investment income and realized gains are treated as being distributed daily to shareholders and are immediately reinvested in that Fund.


The federal tax laws impose a four percent nondeductible excise tax on each regulated investment company with respect to an amount, if any, by which such company does not meet distribution requirements specified in such tax laws. Each Fund of the Company intends to comply with such distribution requirements and thus does not expect to incur the four percent nondeductible excise tax.

Since the sole shareholders of the Company will be separate accounts of General American and separate accounts of General American affiliates and, possibly in the future, separate accounts of unaffiliated insurance companies, there is no discussion herein as to the federal income tax consequences at the shareholder level.

ADDITIONAL INFORMATION

      LEGAL MATTERS

Sutherland, Asbill & Brennan, Washington, DC, has provided advice on certain matters relating to the federal securities laws.

      REPORTS

Annual and semi-annual reports containing financial statements of the Company, as well as proxy soliciting material for the Company, will be sent to owners of policies participating in the Funds.

      OTHER INFORMATION

This Statement of Additional Information and the Prospectus for the Company do not contain all the information set forth in the Registration Statement and exhibits relating thereto, which the Company has filed with the Securities and Exchange Commission, Washington, DC, under the Securities Act of 1933 and the Investment Company Act of 1940. Anyone seeking further information should refer to the Registration Statement and its exhibits.


FINANCIAL STATEMENTS

The audited financial statements for the Company, including the notes thereto, are included in the Annual Report to Shareholders of the Company for the fiscal year ended December 31, 1996. Such financial statements are incorporated herein by reference. You may receive a copy of such financial statements without charge upon request to General American Capital Company at the address and phone number shown on the cover of this Statement of Additional Information.

                                 PART C
Financial Statements and Exhibits                                     C-1
Persons Controlled by or Under Common Control
  with Registrant                                                     C-3
Number of Holders of Securities                                       C-3
Indemnification                                                       C-4
Business and Other Connections of Investment Adviser                  C-5
Principal Underwriter                                                 C-10
Location of Accounts and Records                                      C-10
Management Services                                                   C-10
Undertakings                                                          C-11
Signatures                                                            C-12

Exhibit 5c - Form of Amendment No. 2 to the
  Investment Advisory Agreement                                       C-14
Exhibit 10 - Opinion and Consent of Counsel                           C-16
Exhibit 11a - Consent of Counsel                                      C-17
Exhibit 11b - Consents of the Independent Public
  Accountant                                                          C-18


ITEM 24.    FINANCIAL STATEMENTS AND EXHIBITS


            (a) FINANCIAL STATEMENTS. Financial statements for the Company are incorporated into Part B of this Registration Statement by reference from the Annual Report to Shareholders of the Company for the fiscal year ended December 31, 1996, as filed with the Commission pursuant to Rule 30a-1.


            (b)   EXHIBITS

      1)    Articles of Incorporation  <F2>
      2)    Bylaws  <F1>

      5a)   Investment Advisory Agreement  <F5>
      5b)   Form of Amendment No. 1 to the Investment Advisory
            Agreement  <F9>
      5c)   Form of Amendment No. 2 to the Investment Advisory
            Agreement - filed herewith

      8)    Custodian Agreement  <F6>
      10)   Opinion and Consent of Counsel - filed herewith
      11a)  Consent of Counsel  - filed herewith

      11b)  Consents of the Independent Public Accountant - filed herewith

      13) Stock Subscription Agreement with General American Life regarding Asset Allocation Fund <F1>
      16) Diagram of Subsidiaries of General American Life Insurance Company - filed herewith
      17)   Management Services Agreement  <F2>
      18)   Powers of Attorney for:

            Theodore M. Armstrong  <F4>
            Alan C. Henderson  <F3>
            Richard A. Liddy  <F6>
            Harry E. Rich  <F8>

[FN]
                                   ******

<F1>  Filed with Registration Statement, 12 November 1986
<F2>  Filed with Pre-Effective Amendment No. 1 to the Registration Statement,
      25 June 1987
<F3>  Filed with Post-Effective Amendment No. 4, April 1990
<F4>  Filed with Post-Effective Amendment No. 5, 25 April 1991

<F5>  Filed with Post-Effective Amendment No. 6, 23 April 1992

<F6>  Filed with Post-Effective Amendment No. 7, 1 December 1992
<F7>  Filed with Post-Effective Amendment No. 8, 28 April 1993
<F8>  Filed with Post-Effective Amendment No. 9, 29 April 1994

<F9>  Filed with Post-Effective Amendment No. 12, 1 November 1996

ITEM 25.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Because as of the date hereof all of the shares of the Funds are held by separate accounts of General American Life Insurance Company and its affiliates, General American Life Insurance Company may be said to control the Company. "Echo voting," the practice under which General American Life Insurance Company solicits instructions from purchasers of insurance contracts for voting shares of the Company, and votes shares attributable to unregistered separate accounts in accordance with the instructions received, means that this control is not exercised. Nevertheless, a schedule of General American Life Insurance Company's corporate organization is attached. No financial statements for any of these companies is included in the Company's Registration Statement because the company is owned and controlled by the purchasers of participating registered separate accounts.


ITEM 26.    NUMBER OF HOLDERS OF SECURITIES

      (1)                                                             (2)
                                                               NUMBER OF RECORD
                                                                HOLDERS AS OF
TITLE OF CLASS                                                DECEMBER 31, 1996
--------------                                                -----------------
S&P 500 Index Fund Capital Stock                                    Four
      ($.01 par value)
Money Market Fund Capital Stock                                     Sixteen
      ($.01 par value)
Bond Index Fund Capital Stock                                       Four
      ($.01 par value)
Managed Equity Fund Capital Stock                                   Three
      ($.01 par value)
Asset Allocation Fund Capital Stock                                 Four
      ($.01 par value)
International Index Fund Capital Stock                              Two
      ($.01 par value)
Mid-Cap Equity Fund Capital Stock                                   Two
      ($.01 par value)
Small-Cap Equity Fund Capital Stock                                 Three
      ($.01 par value)

ITEM 27.   INDEMNIFICATION

Reference is made to Article Eight of the Registrant's Articles of Incorporation, filed previously as Exhibit 1 to this Registration Statement, and to Article 11 of the Registrant's Bylaws (Exhibit 2). The Articles and Bylaws provide that the Registrant will indemnify its directors and officers to the extent permitted or required by Maryland law. A resolution of the board of directors specifically approving payment or advancement of expenses to an officer is required by the Bylaws. Indemnification may not be made if the director or officer has incurred liability by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties in the conduct of his office ("Disabling Conduct"). The means of determining whether indemnification shall be made are either: (1) a final decision by a court or other body before whom the proceeding is brought that the director or officer was not liable by reason of Disabling Conduct; or (2) in the absence of such a decision, a reasonable determination, based on a review of the facts, that the director or officer was not liable by reason of Disabling Conduct. Such latter determination may be made either by: (a) vote of a majority of a quorum of directors who are neither interested persons (as defined in the 1940 Act) nor parties to the proceeding or (b) any other reasonable and fair means consistent with the objectives outlined in the Registrant's Bylaws. The advancement of legal expenses may not occur unless the director or officer agrees to repay the advance (if it is determined that he is not entitled to the indemnification) and one of three other conditions is satisfied: (1) he provides security for his agreement to repay; (2) the Registrant is insured against loss by reason of lawful advances; or (3) a majority of a quorum of the directors who are not interested persons and are not parties to the proceedings, determine that there is reason to believe that the director or officer will be found entitled to indemnification.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 ("the Act") may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28.    BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Conning Asset Management Company, formally known as General American Investment Management Company, ("Investment Adviser") was incorporated in Missouri on 13 September 1982. It is registered as an investment adviser with the Securities and Exchange Commission and the State of Missouri. It is a wholly-owned subsidiary of General American Holding Company which, in turn, is wholly-owned by General American Life Insurance Company.

Investment Adviser serves as investment adviser to all of the General American Life Insurance Company separate accounts. Investment Adviser also has clients which are not affiliated with General American Life Insurance Company.


NAME OF DIRECTOR OR                   POSITION AT                    OTHER BUSINESS
OFFICER OF CONNING                    CONNING ASSET                  PROFESSION VOCATION
ASSET MANAGEMENT                      MANAGEMENT                     OR EMPLOYMENT
COMPANY                               COMPANY                        DURING PAST TWO YEARS
-------------------                   -------------                  ---------------------
Douglas R. Koester                    Senior Vice                    Senior Portfolio Manager
                                      President                      Vice  President, General
                                      and Director                   American Life Insurance
                                                                     Company; Treasurer and Director of Cova
                                                                     Corporation; Chief Investment Officer and
                                                                     Director of Cova Investment Advisory
                                                                     Corporation (IL); and Director of Conning
                                                                     Corporation

                                    C-5

Matthew P. McCauley                   General                        Associate General
                                      Counsel                        Counsel and Vice
                                                                     President, General
                                                                     American Life Insurance
                                                                     Company.  Also, Director,
                                                                     Vice President, General Counsel, and Secretary
                                                                     for several other General American subsidiaries
                                                                     all at 700 Market Street, St. Louis, MO  63101,
                                                                     including Equity Intermediary Company, Red Oak
                                                                     Realty Company, and White Oak Royalty; except
                                                                     General American Holding Company, 13045 Tesson
                                                                     Ferry Road, St. Louis, MO 63128; Paragon Life
                                                                     Insurance Company, 100 S. Brentwood, St. Louis,
                                                                     MO  63105.  General Counsel and Secretary,
                                                                     Reinsurance Group of America, Incorporated, 660
                                                                     Mason Ridge Center Drive, St. Louis, MO  63141.
                                                                     Director and Secretary, General American
                                                                     Capital Company, Cova Corporation;  Assistant
                                                                     Secretary and Director, Cova Financial Services
                                                                     Life Insurance Company, Cova Financial Life
                                                                     Insurance Company, and First Cova Life
                                                                     Insurance Company.  General Counsel and
                                                                     Secretary, Conning Corporation. Director for
                                                                     RGA Reinsurance Company, Walnut Street
                                                                     Advisers, Inc. and Walnut Street


                                    C-6

                                                                     Securities, Inc., Suite 220, 1801 Park 270
                                                                     Drive, St. Louis, MO  63146.  Secretary to
                                                                     The Walnut Street Funds, Inc.

Leonard M. Rubenstein                 Chief                          Executive Vice President
                                      Executive                      and Director, General
                                      Officer and                    American Life Insurance
                                      Director                       Company.  Also, Director
                                                                     of several General American subsidiaries, all
                                                                     at 700 Market Street, St. Louis, MO  63101;
                                                                     except Paragon Life and  General American
                                                                     Holding Company, whose addresses are given for
                                                                     Mr. McCauley.  Treasurer, General American
                                                                     Capital Company.  Senior Vice
                                                                     President-Investments, Treasurer, and Director,
                                                                     Reinsurance Group of America, Incorporated,
                                                                     whose address was previously listed under Mr.
                                                                     McCauley. Chairman and Director, Cova Financial
                                                                     Services Life Insurance Company, Cova Financial
                                                                     Services Life Insurance Company, Cova Financial
                                                                     Life Insurance Company, First Cova Life
                                                                     Insurance Company, Cova Investment Advisory
                                                                     Corporation, and Cova Investment Allocation
                                                                     Corporation. Chief Executive Officer, Chairman,
                                                                     and Director for Conning Corporation.
                                                                     Director for the following:  General Life


                                    C-7

                                                                     Insurance Company, Security Equity Life
                                                                     Insurance Company, BHIF America de Vida Seguros
                                                                     S.A. (Chile), Manantial Seguros de Vida S.A.
                                                                     (Argentina), Red Oak Royalty Company, General
                                                                     Life Insurance Company of America, and RGA
                                                                     Reinsurance Company, Secretary and Director for
                                                                     RGA Sudamerica S.A.

Maurice W. Slayton                    President and                  Director of GAN National
                                      Director                       Insurance Company, and
                                                                     GAN North American Insurance Company, 120 Wall
                                                                     Street, New York, NY 10005; Director of Cox
                                                                     Insurance Holdings Plc., 34 Leadenhall Street,
                                                                     London, EC3A 1AT, England; Director of MedSpan,
                                                                     Inc., 55 Farmington Avenue, Suite 601,
                                                                     Hartford, CT 06105; President/CEO, Director of
                                                                     Conning & Company, CityPlace II, 185 Asylum
                                                                     Street, Hartford, CT 06103; Director of Tenant
                                                                     Risk Services, Inc., CityPlace II, 185 Asylum
                                                                     Street, Hartford, CT 06103; Director of
                                                                     PennCorp Financial, 745 Fifth Avenue, Suite
                                                                     500, New York, NY 10151; Director of Arlberg
                                                                     Holding Company, Inc. 520 Pike Street, 20th
                                                                     Floor, Seattle, WA 98104-4004; Director of
                                                                     Robert Plan Corporation, 8 Freer

                                    C-8

                                                                     Street, Lynbrook, NY 11563; Director and
                                                                     President of Conning Corporation, 700
                                                                     Market Street, St. Louis, MO 63101.

Mark E. Hansen                        Executive Vice                 Director of Western
                                      President and                  Indemnity Insurance
                                      Director                       Company, 820 Gessner,
                                                                     Suite 1000, Houston, TX 77279; Director of
                                                                     Conning, Inc. and Conning Corporation, 700
                                                                     Market Street, St. Louis, MO 63101.  Executive
                                                                     Vice President and Director of Conning &
                                                                     Company, 185 Asylum Street, Hartford, CT 06103.

Donald L. McDonald                    Senior Vice                    Senior Vice President of
                                      President                      Conning & Company, 185
                                                                     Asylum Street, Hartford, CT 06103.

Michael D. McLellan                   Senior Vice                    President of Red Oak
                                      President and                  Realty and White Oak
                                      Director                       Realty, 700 Market
                                                                     Street, St. Louis, MO 63101; and Director of Conning
                                                                     Corporation, 700 Market Street, St. Louis, MO 63101.

David N. Reid                         Senior Vice                    Senior Vice President of
                                      President                      Conning & Company, 185
                                                                     Asylum Street, Hartford, CT 06103.

William C. Shenton                    Senior Vice                    Senior vice President of
                                      President                      Conning & Company, 185
                                                                     Asylum Street, Hartford, CT 06103.


                                    C-9

Joann T. Tanaka                       Senior Vice                    Director of Conning
                                      President and                  Corporation, 700 Market
                                      Director                       Street, St. Louis, MO 63101.

Fred M. Schpero                       Vice President,                Secretary of Conning,
                                      Secretary and                  Inc.; Vice President of
                                      Chief Financial                Conning Corporation; and
                                      Officer                        Vice President, Secretary
                                                                     and Chief Financial
                                                                     Officer of Conning & Company,
                                                                     185 Asylum St., Hartford, CT
                                                                     06103.


ITEM 29.  PRINCIPAL UNDERWRITER

Not applicable.


ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

The following entities prepare, maintain, and preserve the records required by Section 31(a) of the 1940 Act for the Registrant. These services are provided to the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed under the 1940 Act and such records will be surrendered promptly on request. General American Life Insurance Company, 700 Market Street, St. Louis, Missouri 63101 will serve as custodian of the books and records for the Registrant and in such capacity will keep records regarding securities, bank statements, and canceled checks.

General American Life Insurance Company, 700 Market Street, St. Louis, Missouri will serve as transfer agent of the Registrant and in such capacity will keep shareholder's account records, canceled stock certificates, and all other records required by Section 31(a) of the Act.

ITEM 31.    MANAGEMENT SERVICES

General American Life Insurance Company will provide any management services needed by the Company and will charge the

Company fees based on calculations using its cost accounting procedures.

ITEM 32.    UNDERTAKINGS

Registrant's undertaking concerning indemnification for liabilities arising under the Securities Act of 1933 is set forth in Item 27.

                                SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 13 to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, and State of Missouri, on February 14, 1997.


                                    GENERAL AMERICAN CAPITAL COMPANY

Attest:                             By:/s/ Richard A. Liddy
                                       --------------------
                                         Richard A. Liddy, President

/s/ Matthew P. McCauley
-----------------------
Matthew P. McCauley, Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


SIGNATURE                             TITLE                           DATE
/s/ Richard A. Liddy                  President and Director         2/14/97
--------------------                  (Principal Executive
Richard A. Liddy                      Officer)

/s/ Matthew P. McCauley               Secretary and Director         2/14/97
-----------------------
Matthew P. McCauley

/s/ Leonard M. Rubenstein             Principal Financial            2/14/97
-------------------------             Officer - Treasurer
Leonard M. Rubenstein

/s/ John W. Barber                    Principal Accounting           2/14/97
------------------                    Officer
John W. Barber

                         <F*>         Director                       2/14/97
-------------------------
Theodore M. Armstrong

                         <F*>         Director                       2/14/97
-------------------------
Alan C. Henderson

                         <F*>         Director                       2/14/97
-------------------------
Harry E. Rich


                                    C-12

By:  /s/ Matthew P. McCauley
     -----------------------
      Matthew P. McCauley

<F*>Original Powers of Attorney, authorizing Matthew P. McCauley and Leonard M.
Rubenstein to sign the Registration Statement and amendments thereto on behalf of certain members of the Board of General American Capital Company have been filed with the Securities and Exchange Commission and are incorporated as an exhibit to this Registration Statement by reference.


                                    C-13